As filed with the Securities and Exchange Commission on April 28, 2023

Registration Nos.     333-239739

811-04328

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933   ☒

Pre-Effective Amendment No.         ☐

Post-Effective Amendment No. 3     ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 52    ☒

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B)

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis
Vice President, General Counsel, Secretary
Nassau Life Insurance Company
One American Row
P.O. Box 5056, Hartford, CT 06102-5056

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2023 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Insured Series Policy A Level Premium Variable Life Insurance Policy

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

Offered By Nassau Life Insurance Company Through First Investors Life Level Premium Variable Life Insurance Separate Account B.

This prospectus describes an individual Level Premium Variable Life Insurance Policy (the “Policy”) formerly offered by Nassau Life Insurance Company (“NNY,” “We,” “Us” or “Our”) through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or “Separate Account”). We also call the Policy Our “Insured Series Policy” or “ISP.” New Policies are not currently being offered for sale. Existing Policyowners (“You”) may continue to make additional payments under their respective Policies.

Please read this prospectus and keep it for future reference. It contains important information that You should know. The premiums under this Policy are invested in Subaccounts of Separate Account B that invest at net asset value, in shares of a series in the designated funds described in Appendix A: Funds Available Under The Policy. Throughout this prospectus, We refer to these underlying mutual funds as “Funds”.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The date of this prospectus is May 1, 2023.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			Fee Tables
Transaction Charges

You may be charged for transactions. Specifically:

•   A premium charge is deducted from each premium payment.

•   A Premium Tax Charge is deducted from each premium payment.

•   A First Year Charge may be deducted upon payment of first year premium.

•   An Annual Administrative Charge is deducted from each premium payment.

•   A Risk Charge is deducted from each premium payment.

•   There is an increase to Your required premiums if You elect to pay premiums on other than an annual basis.

•   An additional charge is deducted from each premium payment if You own an optional insurance rider.

Fee Tables; Charges and Expenses
Ongoing Fees and Expenses (annual charges)

In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, mortality and expense risk charge and loan interest (if You take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.

You will also bear expenses associated with the Funds under the Policy, as shown in the following table

Fee Tables; Charges and Expenses; Appendix A: Funds Available Under the Policy

	Annual Fee	MIN.	MAX.
	Investment options (Underlying Fund fees and expenses)*	0.20%	1.14%
* As a percentage of fund assets. The fees of the funds are as of 12/31/22, and such fees can vary over time

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RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

•   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   Partial surrenders are only allowed on Policy Anniversaries.

•   A partial surrender may reduce Your Policy’s Face Amount and may have adverse tax consequences.

•   You can avoid such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Charges and Expenses
Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•   Each Fund has its own unique risks.

•   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy; Appendix A: Funds Available Under the Policy.
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Nassau Life Insurance Company

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RISKS		LOCATION IN PROSPECTUS
Contract Lapse	Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse, or end. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), fees and charges, failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid.	Default and Options on Default Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of two transfers between two or more Subaccounts in any Policy Year.

•   You may allocate Cash Value to no more than five of the Subaccounts at any time.

•   Your allocation to any one Subaccount may not be less than 10% of the Cash Value.

•   We reserve the right to limit transfers if frequent or large transfers occur.

The Subaccounts; Allocation of Net Premiums to the Investment Options
Optional Benefits	We offer several optional riders under the Policy. The insurance features added by these riders include waiver of premium in the event of total disability, payment of an additional death benefit in the event of accidental death, and additional fixed term life insurance for a 12-year period.	Optional Insurance Riders

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TAXES	LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

•   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59 1⁄2.

Federal Tax Information
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy

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CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

OVERVIEW OF THE POLICY

The Policy is a variable life insurance policy that provides life insurance protection on the named insured person (the “Insured), and pays death benefit proceeds when the Insured dies while the Policy is in effect. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the Policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the Policy is best suited for those with a long investment horizon. Although You have the ability to make partial surrenders on each Policy Anniversary and/or fully surrender the Policy at any time while the Insured is living, the Policy should not be viewed as a highly liquid investment. Failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy and has a long investment horizon. The Policy is not intended for those who intend to engage in frequent trading among the Subaccounts within the Separate Account.

Premiums

Premiums under the Policy are level, meaning that they are due on a regular basis and do not vary in amount. The premium amount is based upon the guaranteed minimum death benefit (or “Face Amount”), the Insured’s underwriting classification, premium payment frequency, and other factors. We guarantee that You will not pay premiums beyond 12 years and that Your premium payment will not increase. If You change Your premium payment schedule after Your Policy has been issued, the premium amount will be adjusted to correspond with Your new schedule.

Your Policy will not lapse so long as You pay Your premiums and Your loan balance is less than the unloaded value of your Policy (the “Cash Value”)..

Death Benefits

The Policy is, first and foremost, a life insurance policy and is designed to provide You with permanent insurance protection. You pay Your premiums for 12 years. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to an extent that causes it to lapse.

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Upon the death of the Insured, the Policy’s death benefit will be paid to the named beneficiary. We guarantee that the death benefit on Your Policy will never be less than the Policy’s Face Amount, which is the guaranteed minimum death benefit (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary (see “The Variable Insurance Amount”).

Investment Options

You may allocate Your net premiums among any of the eleven (11) Subaccounts We offer under the Policy as long as each allocation is at least 10% of the premium. Each Subaccount invests in an underlying Fund that is professionally managed and has different investment objectives, policies and risks. Your Cash Value and the Variable Insurance Amount will fluctuate based on the performance of the Funds You select.

Twice each Policy year, You may change Your Subaccount allocations. If You do so, both Your existing Cash Value and Your future premium payments will be allocated according to the new percentages, unless You direct Us otherwise.

Additional information about each Fund offered within the Separate Account is provided in Appendix A to this prospectus, entitled “Funds Available Under the Policy.”

Loans and Surrenders

You may borrow up to 75% of the Cash Value during the first three Policy years and up to 90% of the Cash Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

You may surrender the Policy at any time while the Insured is living. A surrender is a taxable event. The amount payable will be the Cash Value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). You may surrender a portion of the Policy’s Cash Value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Optional Insurance Riders

Subject to availability in Your state, We offer at issue several optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply.

The following optional riders may have been available to You when You purchased Your policy:

•	Accidental Death Benefit

•	12-year Level Term

•	Waiver of premium

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FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (Load)	Upon premium payment	Year 1 Years 2 to 4 Years 5 to 12	30% of premium 10% of premium 6% of premium
Premium Tax Charge	Upon premium payment	2% of premium
Maximum Deferred Sales Charge (Load)	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees	Not Charged	NONE
First Year Charge	Upon payment of first year premium	$5 per $1,000 of the guaranteed minimum death benefit
Annual Administrative Charge	Upon premium payment	$30 standard class $45 non-standard class
Risk Charge	Upon premium payment	1.5% of premiums
Installment Payment Premium(2)	Upon premium payment	Annual: 0% increase in premium Semi-annual: 2% increase in premium Quarterly: 4% increase in premium Monthly: 5.96% increase in premium
Optional Rider Premiums(3)		Per $1,000 face amount of rider:
Accidental Death	Upon premium payment	Minimum: $1.75 Maximum: $2.63 Repesentative Case(4): $1.75
12 Year Level Term without Premium Waiver	Upon premium payment	Minimum: $0.68 Maximum: $16.39 Representative Case(4): $1.02
12 Year Level Term with Premium Waiver	Upon premium payment	Minimum: $0.83 Maximum: $12.70 Representative Case (4): $1.12
Premium Waiver	Upon premium payment	Minimum: $0.04 Maximum: $6.00 Representative Case(4): $0.09

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(1)

The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy year, the charges which are premium-based will be prorated over those payments.

(2)	This charge is added to the base premium then deducted.
(3)

The additional charge (in the form of additional required premium) is determined by the applicable insurance rates based upon the Insured’s age, sex and underwriting classification. Your policy’s specifications page will indicate the charges applicable to Your policy. You may obtain more information by contacting Your registered representative.

(4)	The representative case is based on Our representative Insured ( male, age 25 at the time the Policy is issued, and is in Our standard underwriting class).

The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including underlying Fund fees and expenses.

Periodic Charges Other Than Annual Underlying Fund Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance(1)	Last Day of Policy Year	Minimum: $0.68 per $1,000 on the net amount at risk (NAR) Maximum: $14.38 per $1,000 on the NAR Representative Case(2) with $51,908 guaranteed minimum death benefit: $1.75 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective annual rate of 0.50% of Your Subaccount asset value
Net Policy Loan Interest	Policy Anniversary if there is an outstanding Policy loan	2% of the outstanding loan(3)

(1)

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to Your policy. More detailed information concerning Your cost of insurance is available upon request

(2)	The representative case is based on Our representative Insured (male, age 25 at the time the Policy is issued, and is in Our standard underwriting class).
(3)

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that You may pay periodically during the time that You own the Policy. A complete list of underlying Funds available under the Policy, including their annual expenses, may be found at the back of this document.

Annual Underlying Fund Expenses

	Minimum	Maximum
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.(1)	0.20%	1.14%

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(1)	Fund expenses are as of 12/31/22, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

There are risks associated with investing in the Policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. You therefore should carefully consider Your income and liquidity needs before purchasing a Policy. Thus, ownership of the Policy creates risk associated with holding an investment that is not completely liquid.

Constraints on Access to Your Cash Value

You can fully surrender Your Policy at any time, but a full surrender will terminate the Policy and all of its benefits. You may only make a partial surrender on a Policy Anniversary and only if You have no outstanding Policy loans. Any Policy loan You take will incur interest and the amount taken as a loan will not participate in the investment performance of the variable investment options. Additionally, if You take a loan or partial surrender, there may be a decrease the Policy Cash Value, the guaranteed minimum death benefit (i.e., the Face Amount), the Variable Insurance Amount, and the death benefit. The reduction would be in the same proportion as the partial surrender is to the Cash Value, and therefore the reduction could be greater than the amount surrendered.

Risk of Lapse

Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, fees and charges, loans (and associated loan interest), failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse.

Transfer Risk

Transfers among the Subaccounts are limited to no more than two per year. Because of this restriction on transfers, You should realize that Policy value You have allocated to the Subaccounts can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying Fund or We determine the transfers reflect disruptive trading. Minimum transfer limits apply. Thus, ownership of the Policy involves certain restrictions on Your ability to make transfers.

Insurance Company Insolvency

It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet Our obligations under the Policy. In particular, Our experiencing financial difficulty could interfere with Our ability to pay the death benefit and the guarantees under any of the optional Policy riders. In general, note that all guarantees under the Policy are supported by Our general account and thus depend on Our financial strength and claims-paying ability.

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Tax Consequences

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1/2 a tax penalty may apply. In addition, even if the Policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when You take a loan or partial surrender—please see Federal Tax Information later in this prospectus.

Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of Our computer systems and those of Our business partners, and so Our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and Your interest in the Policy. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries).

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect Our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of Our employees or the employees of Our service providers to perform their job responsibilities.

NASSAU LIFE, THE SEPARATE ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06102-5056, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). As previously disclosed, NNY entered into an agreement with FLIAC whereby NNY would purchase FLIAC. FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

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For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account B

We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

We segregate the assets of Separate Account B from the assets in Our General Account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.

All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Any guarantees under Your Policy that exceed Your Policy Cash Value (such as those that may be associated with the death benefit) are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Policy Cash Value are subject to Our financial strength and claims-paying ability. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

The Subaccounts

Each of the Subaccounts available under the Policy invests in a corresponding underlying Fund. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company registered with the SEC under the 1940 Act. These underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

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The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000017. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

THE POLICY

HOW THE POLICY WORKS

The Policy is described as “variable” because the amount of Your death benefit, Cash Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) that You select. You bear the entire investment risk with respect to the Policy’s Cash Value, which could decline to zero. However, the death benefit will never be less than the guaranteed minimum death benefit (adjusted for loans, loan interest and partial surrenders), if You pay all Your premiums. We offer eleven (11) Subaccounts, from which You may select.

The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and Cash Value are affected if premiums are not duly paid or if a Policy loan is made.

POLICY APPLICATION PROCESS

To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct underwriting to determine the proposed Insured’s insurability. If Your application is approved, We will credit Your Policy with the initial premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any applications for any reason. The Insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS

The Policy premiums are “level” because You pay the same amount each year for 12 years. We cannot increase the amount of Your premiums or extend the premium payment period. If You change Your premium payment schedule after Your policy has been issued, the premium amount will be adjusted to correspond with Your new schedule, as discussed below. After You have made the scheduled payments for 12 years, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.

The Amount of Your Premiums

The premium You pay is determined by the amount of guaranteed minimum death benefit, the underwriting classification of the Insured, the frequency of Your payments and any riders You have selected. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on an installment basis (see “Charges and Expenses”). We have a $600 minimum annual premium

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requirement for issue ages 15 and over (which does not include additional premiums for any riders that You may select other than Waiver of Premium) and a $300 minimum annual premium requirement for issue ages 0- 14.

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee. In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.

The Frequency of Your Payments

You pay premiums under the Policy for 12 years. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected.

If Your annual premium is $600 or more, You may choose to pay Your premiums on an installment basis - - i.e., on a semi-annual, quarterly or monthly basis. If You do not pay Your premiums on an annual basis, You will be subject to an additional premium charge to pay in installments. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the amount the premium increases.

If You select to pay premiums monthly, You will pre-authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.

Automatic Premium Loans to Pay Premiums

You may elect in a written request to Our Administrative Office to have the premium paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.

You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due dates do not exceed the maximum loan value of Your Policy (see “Policy Loans”). You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When You purchase a Policy, You select the percentage of the net premium (premium less deductions) (see “Charges And Expenses”) to allocate among the Subaccounts of Separate Account B. However, You must allocate at least 10% of the net premium to each Subaccount You select. Subsequent premiums will be allocated according to this allocation unless You request a reallocation of the assets attributable to Your Policy. The net premium is credited to Your Policy on the Policy’s issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

The net amount which is invested in the Subaccounts You select will generally increase over time, as charges and expenses decline. Thus, as time goes by, more of Your premium will be invested. As an example, the

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following charts illustrate the amount We would allocate to the Subaccount(s) for a 25-year-old male (standard class) with a guaranteed minimum death benefit of $51,908 and a gross annual premium of $1,200 over 12 years:

Reallocating Your Cash Value among Subaccounts

Subject to the limits discussed below, You may reallocate the percentage allocations among the Subaccounts by providing Us with written notice of Your request or by calling (800) 832-7783. You may reallocate the percentage allocations among the Subaccounts twice each Policy year. You may make reallocations only if:

•	You allocate the Cash Value to no more than five of the Subaccounts, and

•	the allocation to any one Subaccount is not less than 10% of the Cash Value.

You may reallocate the percentage allocations among the Subaccounts as described above by telephone by calling (800) 832-7783. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

What Are Our Policies on Frequent Reallocations Among Subaccounts?

The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.

We therefore limit reallocations to two per Policy year. We apply this limitation uniformly to all Policies.

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We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or made by telephone, and that complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail.

As described in the Fund prospectuses, the Funds have policies and procedures to detect and prevent frequent trading and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

What Are the Risks to Policyowners of Frequent Reallocations?

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT

The death benefit is the amount We pay to the named beneficiary at the death of the person whom You name as the Insured. The standard death benefit is the sum of the guaranteed minimum death benefit plus, if positive, a variable insurance amount that is based upon the performance of the Subaccounts that You have selected. We will also increase the death benefit to reflect any premium You have paid that applies to a period of time after the Insured’s death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured’s death and (3) partial surrenders. If You own an optional insurance rider under the Policy, an additional amount may be payable with the standard death benefit. See “Optional Insurance Riders.”

Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2.5%.

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There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. At the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.

The Face Amount – the Guaranteed Minimum Death Benefit

We guarantee that the death benefit on Your Policy will never be less than the Policy’s Face Amount, which is the guaranteed minimum death benefit (reduced for loans, loan interest and partial surrenders). During the first Policy year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy year by adjusting the death benefit by the change in the variable insurance amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Policy Surrenders” for more information).

We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.

The Variable Insurance Amount

The variable insurance amount is based upon the investment results of the Subaccounts that You have selected.

We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

During the first Policy year, the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine the change in Your variable insurance amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4%, which We call the “assumed interest rate.” The actual net investment return rate reflects the gross return on the underlying investments of Your Subaccounts less Fund expenses and mortality and expense risk charges.

Your variable insurance amount does not change if the actual investment return rate is exactly equal to the assumed interest rate. Your variable insurance amount increases if the actual net investment return rate is greater than the assumed interest rate and decreases if the actual net investment return rate is less than the assumed interest rate. We set the variable insurance amount on each Policy anniversary and do not change it until the next Policy anniversary.

The amount by which Your variable insurance amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy year by the applicable net single premium rate that is specified in Your Policy.

The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your subaccounts and Your outstanding loan balance) less the assumed benefit base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by the 4% Assumed Interest Rate to the end of the Policy Year).

Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of differential investment return as the Insured grows older. The net single premium will be lower for a Policy that We issue to a female than for a Policy that We issue to a male of the same age.

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The variable insurance amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts that You have selected. If the variable insurance amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.

Other Benefits Available Under the Policy

In addition to the standard death benefit associated with Your Policy, other standard and/or optional benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Policy loan	Loan feature allows You to take loans, using Policy value as collateral	Standard

•   We deduct the amount of any outstanding loans plus any accrued loan interest before We calculate the death benefit and Cash Value.

•   Amounts taken as a Policy loan:

(a)  do not participate in the performance of the variable investment options;

(b)  may reduce the Policy value, cash surrender value and death benefit;

(c)  may increase the risk of lapse; and

(d)  may have tax consequences.

Accidental Death Benefit Rider (no longer offered)	Pays additional death benefit if insured dies from accidental bodily injury	Optional

•   Rider can be elected only on the Policy issue date.

•   Issue age must be 60 or Younger.

•   The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage from all other insurance companies.

•   Death must occur before Policy anniversary when the Policy Insured attains age 70.

Waiver of Premium Rider (no longer offered)	Waives Policy premium if insured is totally disabled	Optional

•   Rider can be elected only on the Policy issue date.

•   Issue age must be between 15 and 55.

•   Disability must commence before Policy anniversary when the Policy Insured attains age 60.

•   Does not guarantee that the Policy will not lapse

12 Year Level Term Insurance Rider (no longer offered)	Allows You to purchase additional term insurance protection	Optional

•   Rider can be elected only on the Policy issue date.

•   Not available to non-standard underwriting class.

•   Issue age must be between 18 and 58.

•   Conversion rights expire on the Policy Anniversary when the Policy Insured attains age 65.

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CASH VALUE

Determining Your Cash Value

There is no minimum guaranteed Cash Value. The Cash Value varies daily and on any day within the Policy Year equals the Cash Value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited to Policy loans if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders. The Policy offers the possibility of increased Cash Value due to good investment performance and decreased Cash Value due to poor investment performance. You bear all of the investment risks.

Deduction of Cost of Insurance Protection from Cash Value

Your Cash Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

We guarantee that the cost of insurance rates will not be higher than rates based on the 1980 Commissioners’ Standard Ordinary Mortality Table, which We use to compute the cost of insurance protection for each Policy. For mortality rates for extended term insurance, We use the Commissioners’ 1980 Extended Term Table. For Policies issued prior to 1989, We use the 1958 Commissioners’ Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners’ 1958 Extended Term Table for mortality rates for extended term insurance.

In all cases, We base the cost of insurance protection on the net amount of insurance at risk (the Policy’s guaranteed minimum death benefit, plus the variable insurance amount, minus the Cash Value) and the person’s sex and attained age. The cost of insurance protection generally increases each year because the probability of death increases as a person’s age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that You have selected.

Policy Surrenders - You may fully surrender the Policy for its Surrender Value (Cash Value less any outstanding Policy loans and loan interest) at any time while the Insured is living. The amount payable will be the Cash Value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.

You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums after the partial surrender must still meet the Policy’s minimum annual premium requirement. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.

When You make a partial surrender, the guaranteed minimum death benefit, variable insurance amount, death benefit, and Cash Value for the Policy will each be reduced in the same proportion as the partial surrender relates to the Surrender Value. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to You as a partial surrender. We will allocate the Cash Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Cash Value of the original Policy.

We will usually pay the Surrender Value within seven days. However, We may delay payment:

(1)	if a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear), or

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(2)	during any period:

•	the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings,

•	trading on the NYSE, as determined by the SEC, is restricted,

•

an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or

•	the SEC may by order permit for the protection of security holders.

If, during any period identified in (2) above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender. The interest rate paid will be at least 3%.

While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may convert the Policy into a MEC. See “FEDERAL TAX INFORMATION.” We may deduct withholding taxes from the Surrender Value.

Policy Loans - You may borrow up to 75% of the Cash Value during the first three Policy years, or 90% of the Cash Value after the first three Policy years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.

When You take out a loan, We transfer a portion of the Cash Value equal to the loan from the Subaccount(s) that You have selected to Our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the Cash Value of the Policy as of the date of the loan.

A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the variable insurance amount and the Cash Value, whether or not You repay the loan in whole or in part. This occurs because We will not credit net investment return that the Subaccount(s) earn to the amount that We maintain in the General Account during the period that the loan is outstanding. Instead, We credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular Cash Value calculations that We have filed with the state insurance departments.

Even if it is repaid, a Policy loan will have a negative impact on the variable insurance amount and the Cash Value if the actual investment returns of the Subaccounts You have selected exceed the assumed investment return of 4%. The longer the loan is outstanding, the greater the impact is likely to be.

If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from any death benefit or any Cash Value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the Cash Value, We will mail notice of such event to You and any assignee at the assignee’s last known address. The Policy terminates 31 days after We mail such notice. This may be a taxable event. The Policy does not terminate if You make the required repayment within that 31 day period.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy

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has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

SETTLEMENT OPTIONS

You or Your beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in a minimum annual payment of $50. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:

Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2.5% per year, which may be increased by additional interest.

Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2.5% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2.5% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

OPTIONAL INSURANCE RIDERS

Please note the optional insurance riders are no longer available for election.

The following optional insurance provisions may have been included in a Policy in states where available. If You wished to elect one or more of these riders, You must have done so at the time Your Policy was issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below are not complete. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your sales representative.

Accidental Death Benefit

You may have elected to obtain an accidental death benefit rider if the Policy Insured’s issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured’s accidental death benefit coverage in all other insurance companies.

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For example, if the Insured dies from accidental bodily injury when the Insured is age 69 and does not have accidental death benefit coverage from any other insurance company, then the additional death benefit of the Face Amount, but no more than $200,000, would be paid. However, if the insured had accidental death benefit coverage of $50,000 from another insurance company, then the additional death benefit of the Face Amount, but no more than $150,000, would be paid.

12 Year Level Term Rider

You may have elected to obtain a 12 year level term insurance rider where the Policy Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount or (3) three times the Policy face amount. The rider is not available to the non-standard underwriting class. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Policy Insured reaches age 65.

For example, if the Policy Insured purchases a 12 year level term insurance for an amount equal to two times the Policy Face Amount, if the Policy Insured dies during the first 12 Policy Years, the Beneficiary will be paid two times the Policy Face Amount in addition to the death benefit provided by the Policy.

Waiver of Premium

You may have chosen to obtain a waiver of premium rider where the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60. The waiver of premium rider does not guarantee that Your Policy will not lapse. If Your loan balance exceeds the Cash Value, Your Policy may lapse.

For example, if the Policy Insured becomes totally disabled at age 45, all premiums will be waived so long as the total disability continues. If the Policy Insured is no longer disabled, premium payments must resume.

OTHER PROVISIONS

Age and Sex

If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

Assignment

You may transfer ownership of Your Policy from yourself to someone else. However, the assignment is not binding on Us, unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Beneficiary

This is the person You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured’s lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.

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Right to Examine

You have a period of time to review Your Policy and cancel it for a return of premiums paid. The duration and terms of the “right to examine” period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 45 days of completing Part I of the application or within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.

Default and Options on Default

A premium is in default if You do not pay it on or before its due date. There is a grace period of 31 days after the due date during which the insurance continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

If You have elected the automatic premium loan provision, and You do not pay a premium by its due date, the premium will automatically be borrowed from the Cash Value of the Policy. If You have not elected the automatic premium loan provision and You do not surrender a Policy within 60 days after the date of default, We apply the Policy’s Cash Value minus any loan and interest to purchase continued insurance.

You may choose either extended-term insurance or reduced paid-up whole life insurance for the continued insurance. If the Insured is rated as standard class, You automatically have the extended-term insurance if You make no choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.

The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.

You may surrender a Policy continued under either option for its Cash Value while the Insured is living. You may take a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

For example, for a male issue age 25, and assuming 0% and 12% hypothetical gross annual investment returns, if default insurance option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

	0%	12%
Cash Value of the Policy	$3,992	$5,535
Reduced Paid-up Whole Life Insurance	$18,406 for life	$25,521 for life
Extended Term Insurance	$51,908 for 25 years	$55,994 for 29 years

Exchange Privilege

The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured’s life. The exchange privilege is available:

•	within the first 18 months after the Policy’s issue date, if You have duly paid all premiums, or

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•	if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue date, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy issue date. You may elect either a continuous-premium policy or a limited-payment policy for Your exchanged policy.

In some cases, We may adjust the Cash Value on exchange. The adjustment equals the Policy’s Surrender Value minus the new policy’s tabular Cash Value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.

Grace Period

With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.

Incontestability

Except for nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.

Payment and Deferment

We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment (1) if a recent payment by check has not yet cleared the bank, or (2) during any period: (i) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date We make payment.

Payment of Dividends

The Policies do not provide for dividend payments. Therefore, they are “non-participating” in the earnings of NNY.

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Policy Years and Anniversaries

We measure Policy years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. The date of issue may be backdated on Your request to save age. However, the date of issue cannot be earlier than either: (1) the date You sign the application or (2) a date 15 days before the date on which We approve the application. Each Policy year will commence on the anniversary of the date of issue.

Reinstatement

You may request reinstatement of a Policy that You did not surrender for its Cash Value within five years from the date of default, in accordance with the Policy. To reinstate, You must present evidence of insurability acceptable to Us, and You must pay to Us the greater of:

(1)

all premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in Cash Value resulting from reinstatement.

To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

Suicide

If the Insured commits suicide within two years from the Policy’s date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.

Valuation of Assets

We determine the unit value for each Subaccount at the regularly scheduled close (“close of business”) of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

Processing Transactions

Generally, Your transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them at Our Administrative Office in Good Order (i.e., in form and substance acceptable to Us), if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time). If Your transaction request is received at Our Administrative Office in Good Order after the close of a Business Day, it will be deemed received and processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

CHARGES AND EXPENSES

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments, the charges that We deduct from Your premiums, or the charges that We deduct from Your Subaccount(s) for mortality and expense risks.

Transaction Fees

We deduct from Your premiums the fees and charges listed below. The resulting net premium amount is allocated to the Subaccount(s) that You have selected.

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Sales Charge. We impose a sales charge on each annual premium for Our sales expenses. The charge does not correspond to Our actual sales expenses for any particular year. The sales charge is a percentage of the actual annual premium payment. The percentage declines based upon the following schedule:

Years	Maximum Percentages
1	30%
2-4	10%
5 and later	6%

Premium Tax Charge. This charge is 2% of the premium to cover the costs We expect to incur in paying premium taxes for all policies and administrative expenses related to certain other state filings. Premium taxes vary from state to state and currently range up to 4%. We impose this charge regardless of the premium tax rate in effect in any state.

First Year Charge. We impose a charge in the first Policy year which is an addition to other applicable fees and charges at the rate of $5 per $1,000 of the guaranteed minimum death benefit for Our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records. If You pay Your annual premium in multiple payments, this charge will be deducted from Your payments on a pro rata basis.

Annual Administrative Charge. We annually impose on a standard class Policy a $30 annual charge for Our administrative expenses including (1) premium billing and collection, (2) recordkeeping, (3) processing benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners. If You do not meet Our standard coverage requirements, this annual charge is $45.

Risk Charge. We impose a risk charge of 1.5% of the premium. The charge is intended to partially cover Our guarantee that the death benefit will always at least equal the guaranteed minimum death benefit.

Installment Payment Premium.

When You pay premiums on other than an annual basis, the premium amount for a Policy year will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this premium increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit. Your premiums will increase according to the following schedule:

Increased Premiums for Installment Payment of Premiums (as a percentage of an annual payment)

Payment Frequency	Increase in Premium
Annual	0%
Semi-annual	2%
Quarterly	4%
Pre-authorized monthly	5.96%

Optional Insurance Rider Premiums.

If You choose any optional insurance riders, We will increase Your premiums by the amount associated with the rider’s costs to You. Premium charges applicable to Your Policy for optional riders will be indicated in Your Policy.

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Our current minimum and maximum premium rates, as well as the rate for Our representative Policyowner, for each of the optional insurance riders are:

Optional Rider	Premium per $1,000 face amount of Rider
Accidental Death	Minimum: $1.75
Maximum: $2.63
Standard case: $1.75
12 Year Level Term without Waiver of premium	Minimum: $0.68
Maximum: $16.39
Standard case: $1.02
12 Year Level Term with Waiver of premium	Minimum: $0.83
Maximum: $12.70
Standard case: $1.12
Waiver of premium	Minimum: $0.04
Maximum: $6.00
Standard case: $0.09

The amount of the added premium for a rider is determined by the applicable age, sex and underwriting classification. The above premiums may not be representative of the premium You will actually pay.

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE

Cost of Insurance Protection

We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex and the net amount of insurance that is at risk. (See “Deduction of Cost of Insurance Protection from Cash Value”).

Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk. Our current minimum and maximum cost of insurance rates, as well as the rate for Our representative Policyowner, based on the net amount at risk are:

•	minimum: $0.68 per $1,000;

•	maximum: $14.38 per $1,000;

•	standard case with $51,908 guaranteed minimum death benefit: $1.75 per $1,000.

Mortality and Expense Risks Charge

We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks that We assume. We compute the charge at an effective annual rate of 0.50% of the Subaccount assets attributable to Your Policy.

The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated and/or that the guaranteed minimum death benefit will be payable. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated.

Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

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The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

Annual fund expenses for all Funds are more fully described in the Fund prospectuses.

We begin to accrue and deduct all of the above charges and premiums on a Policy’s issue date.

DISTRIBUTION OF THE POLICY

The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in distributing variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. We pay commissions of 2.00% on premiums paid under the Policy. No other compensation is paid to Cetera with respect to any other Policyowner transactions under the Policy. We do not pay compensation to Cetera based on the value of Your Policy.

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A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Policy assesses a front-end sales charge on premium payments, so You directly pay for sales and distribution expenses of NNY when You make a premium payment. You also indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the mortality and expense risk charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which You should consult a qualified tax adviser.

POLICY PROCEEDS

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of a “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”).Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

•	the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;

•

the growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts (known as the “inside build-up”) will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and,

•	transfers among Subaccounts are not taxable events for purposes of federal income tax.

SURRENDERS AND LOANS

The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the “seven-pay” test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

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The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the face amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs

If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force. Nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see “Cash Value”). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a policy loan.

Policies that Are MECs

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1⁄2 are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

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Estate and Generation Skipping Taxes

Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances.

Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

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Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS

Because the Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

•	shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

•	shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held by Policyholders in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

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LEGAL PROCEEDINGS

NNY is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

NNY periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against Foresters Life and Annuity Insurance Company (“FLIAC”). FLIAC was merged into NNY effective July 8, 2020, with NNY the surviving company. The lawsuit is brought by Magda Velez on behalf of a putative class of all FLIAC policyholders whose policies lapsed after January 1, 2013 without allegedly receiving certain notices and/or without receiving a 60-day grace period. Plaintiffs seek declaratory relief and assert claims under California’s Unfair Competition Law. FLIAC has removed the case to the United States District Court for the Central District of California on December 9, 2022. The Company disputes the allegations in the complaint and intends a vigorous defense.

REPORTS

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports that contain financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

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APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000017. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
High current income	Delaware VIP Fund for Income Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.75%*	-11.06%	2.04%	3.34%
Long-term growth of capital and current income	Delaware VIP Growth and Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited.; Macquarie Investment Management Global Limited	0.71%	3.53%	7.99%	10.27%
Long-term capital growth	Delaware VIP International Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.86%*	-17.34%	0.76%	4.12%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Provide sustainable current income with potential for capital appreciation with moderate investment risk	Delaware VIP Investment Grade Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63%*	-17.06%	0.33%	1.55%
Current income consistent with low volatility of principal.	Delaware VIP Limited Duration Bond Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.53%*	-4.19%	0.51%	0.15%
Long-term capital growth	Delaware VIP Opportunity Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.83%*	-13.68%	5.33%	9.38%
Long-term growth of capital	Delaware VIP Growth Equity Series Adviser: Delaware Management Company Sub-Adviser: Smith Asset Management Group, L.P.	0.79%	-26.60%	9.63%	13.06%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Sustainable current income with potential for capital appreciation with moderate investment risk.	Delaware VIP Total Return Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited; Macquarie Funds Management Hong Kong Limited	0.84%*	10.56%	2.89%	5.30%
Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund Adviser: Goldman Sachs Asset Management, L.P.	0.17%*	1.58%	1.17%	0.00%
Seeks capital appreciation	Delaware VIP Small Cap Value Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited;	0.78%*	-12.09%	4.35%	9.21%

*	This Fund’s annual expenses reflect temporary fee reductions.

To learn more about the Policy, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2023. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier C000221948

FIRST INVESTORS LIFE LEVEL PREMIUM

VARIABLE LIFE INSURANCE SEPARATE

ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE

POLICIES OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information May 1, 2023

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783

(9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Nassau Life Insurance Company through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office, or by visiting our website at www.nfg.com. Separate Account B currently funds three level premium variable life insurance policies called Insured Series Policy, with a prospectus dated May 1, 2023, ISP Choice- with four premium payment options (ISPC-10, ISPC-20, ISPC-65, ISP10 Express and ISPC-WL), with a prospectus dated May 1, 2023, and ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL), with a prospectus dated May 1, 2023.

Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

1

1

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Policies. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Policies.

Separate Account Assets. First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law. The assets of Separate Account B are segregated from the assets of NNY, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of NNY. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street 11th Floor, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Policies. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Policies for new sales, but owners of existing Policies may continue to make additional premium payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

For the fiscal years ended December 31, 2020, 2021, and 2022 1851 received underwriting commissions of $707,593, $445,739, and $423,540 respectively, in connection with the ISP Choice Policies and $1,740, $0, and $0, respectively, in connection with the Insured Series Policy.

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

1

Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid

2020	$0

2021	$51,197.44

2022	$93,914.34

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

OTHER INFORMATION

Reports. At least once each Policy year, NNY mails a report to the Policyowner within 31 days after the Policy anniversary. NNY mails the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts on that anniversary. NNY will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

State Regulation. NNY is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). NNY files an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.

Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of our operations periodically. The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. NNY also is subject to regulation under the insurance laws of other jurisdictions in which NNY may operate.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00. The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated. The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value. The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

2

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a) is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes deducted by us.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c) is a factor representing the charges deducted for mortality and expense risks.

The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY as contained herein should be considered only as bearing upon NNY’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Level Premium Variable Life Insurance Separate Account B as of December 31, 2022 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2022 and 2021, and for each of the years in the three-year period ended December 31, 2022, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

3

Nassau Life

Insurance Company

(a wholly owned subsidiary of

The Nassau Companies of New York)

Statutory Financial Statements and

Supplemental Schedules

December 31, 2022, 2021 and 2020

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Table of Contents

i

Independent Auditors’ Report

The Board of Directors

Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31,2022, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule – reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut

March 31, 2023

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2022	2021
Assets:

Bonds	$6,786,742	$7,160,859

Contract loans	2,475,823	2,496,494

Real estate, at depreciated cost	27,148	29,164

Preferred stock	44,674	54,061

Common stock	27,213	34,209

Mortgage loans	521,338	568,927

Cash, cash equivalents and short-term investments	123,535	75,157

Other invested assets	423,100	476,136

Receivables for securities	2,847	24,013

Derivative collateral	70,474	26,229

Total cash and invested assets	10,502,894	10,945,249

Deferred and uncollected premiums	59,132	63,697

Due and accrued investment income	166,792	159,237

Reinsurance recoverables	5,772	6,601

Deferred tax asset	44,325	46,794

Receivables from affiliates	18,463	7,717

Other assets	9,467	13,925

Separate account assets	2,144,688	2,771,232

Total assets	$12,951,533	$14,014,452

Liabilities:

Reserves for future policy benefits	9,302,905	9,639,615

Policyholders’ funds	392,820	402,102

Dividends to policyholders	112,411	95,367

Policy benefits in course of settlement	115,638	183,115

Amounts payable on reinsurance	27,041	37,987

Accrued expenses and general liabilities	73,248	62,544

Current federal and foreign income tax	15,405	18,876

Reinsurance funds withheld liability	197,028	205,811

Interest maintenance reserve (“IMR”)	79,229	99,131

Transfers to (from) separate account due and accrued	(22,916)	(29,866)

Asset valuation reserve (“AVR”)	126,075	152,160

Separate account liabilities	2,144,688	2,771,232

Total liabilities	12,563,572	13,638,074

Capital and surplus:

Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000

Paid-in surplus	249,069	254,832

Surplus notes	126,392	126,365

Special surplus funds	2,500	2,500

Unassigned surplus	—	(17,319)

Total surplus	387,961	376,378

Total liabilities, capital and surplus	$12,951,533	$14,014,452

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2022	2021	2020

Income:

Premium and annuity considerations	$291,749	$290,877	$305,951

Net investment income	577,985	670,422	573,404

Commissions and expense allowances on reinsurance ceded	14,161	13,817	13,795

Reserve adjustments on reinsurance ceded	(238,878)	(209,653)	(218,559)

Fees associated with separate account and other miscellaneous income	89,482	102,649	84,030

Total income	734,499	868,112	758,621

Current and future benefits:

Death benefits	464,554	470,374	533,380

Disability and health benefits	2,457	2,686	2,323

Annuity benefits and matured endowments	36,293	30,999	23,224

Surrender benefits	410,233	416,855	401,083

Interest on policy or contract funds	11,086	8,715	10,090

Settlement option payments	15,735	10,318	10,225

Net transfers to (from) separate accounts, net of reinsurance	(135,770)	(195,245)	(159,521)

Change in reserves for future policy benefits and policyholders’ funds	(337,183)	(178,913)	(250,251)

Total current and future benefits	467,405	565,789	570,553

Operating expenses:

Direct commissions	3,963	4,938	4,773

Commissions and expense allowances on reinsurance assumed	5,167	5,366	2,023

Premium, payroll and miscellaneous taxes	9,101	8,128	9,306

Other operating expenses	82,794	115,365	120,802

Total operating expenses	101,025	133,797	136,904

Net gain (loss) from operations before dividends and federal income taxes	166,069	168,526	51,164

Dividends to policyholders	78,002	57,291	60,967

Net gain from operations after dividends and before federal income taxes	88,067	111,235	(9,803)

Federal and foreign income tax expense (benefit)	10,282	20,500	(38,902)

Net gain from operations before realized capital gains (losses)	77,785	90,735	29,099

Realized capital gains (losses), net of income taxes and IMR	12,158	(3,354)	(40,813)

Net income (loss)	89,943	87,381	(11,714)

Changes in capital and surplus:

Change in unrealized capital gains (loss), net of tax	(55,563)	2,931	(6,621)

Change in deferred income taxes	(2,721)	(5,903)	(7,851)

Change in non-admitted assets	(18,254)	15,045	(10,484)

Change in asset valuation reserve	26,085	(12,890)	21,414

Change in surplus notes	26	26	26

Dividends to stockholder	(14,236)	(20,000)	—

Capital and paid-in surplus	(5,764)	—	—

Other surplus changes, net	(7,933)	14,450	(13,796)

Merger adjustments	—	—	(4,098)

Net increase (decrease) in capital and surplus	11,583	81,040	(33,124)

Capital and surplus, beginning of year	376,378	295,338	328,462

Capital and surplus, end of year	$387,961	$376,378	$295,338

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2022	2021	2020

Cash provided by (used for) operations:

Premiums	$358,879	$357,324	$386,925

Investment and other income	784,424	923,243	615,274

Claims and benefits	(1,443,430)	(1,326,302)	(1,133,784)

Dividends paid	(90,841)	(100,329)	(123,147)

Commissions and other expenses	(90,562)	(117,719)	(116,323)

Net transfers from separate accounts	142,720	198,895	159,392

Federal income taxes recovered (paid)	(16,327)	6,453	(9,343)

Net cash provided by (used for) operations	(355,137)	(58,435)	(221,006)

Cash provided by (used for) investments:

Proceeds from sales, maturities and repayments of bonds	860,702	1,142,977	1,767,322

Proceeds from sales, maturities and repayments of stocks	14,954	64,015	61,027

Proceeds from sales, maturities and repayments of mortgage loans	102,695	35,373	6,989

Proceeds from sales, maturities and repayments of other invested assets	296,214	39,793	32,377

Proceeds from sales, maturities and repayments of other investments	—	—	14,292

Cost of bonds acquired	(571,070)	(949,095)	(1,160,128)

Cost of stocks acquired	(4,117)	(16,958)	(241,290)

Cost of mortgage loans acquired	(55,370)	(105,805)	(106,217)

Cost of other invested assets acquired	(167,420)	(91,518)	(72,653)

Cost of other investments acquired	(71,198)	(12,414)	(3,252)

Net decrease (increase) in contract loans	20,672	(24,258)	(30,510)

Net cash provided by (used for) investments	426,062	82,110	267,957

Cash provided by (used for) financing and miscellaneous sources:

Capital and paid-in surplus	(5,764)	—	—

Net deposits (withdrawals) of deposit-type contracts	(13,038)	(49,978)	(11,916)

Dividends to stockholder	(14,236)	(20,000)	—

Other cash provided (applied)	10,491	(29,551)	(1,720)

Net cash provided by (used for) financing and miscellaneous uses	(22,547)	(99,529)	(13,636)

Net increase (decrease) in cash and short-term investments	48,378	(75,854)	33,315

Cash and short-term investments, beginning of year	75,157	151,011	117,696

Cash and short-term investments, end of year	$123,535	$75,157	$151,011

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.	Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On November 18, 2022, the Company announced the signing of a definitive agreement to acquire Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company. The transaction is expected to close in the second half of 2023 and is subject to customary closing conditions, including receipt of regulatory approvals.

On July 1, 2020, NNY completed its acquisition of 100% of the outstanding common stock of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company (“FLIAC” or “Foresters”) from The Independent Order of Foresters, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for FLIAC were retained, and the accounts of NNY were restated to include the accounts of FLIAC. FLIAC was a provider of life insurance and annuity products with more than 100,000 policyholders throughout the United States and over $2.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.	Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements are prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”). The Company, with the explicit permission of the NYDFS, was granted an exemption from the implementation of Principles Based Reserving (“PBR”) under Regulation 213 for its life reserves on term conversion policies issued in 2021. This exemption had no impact to the Company’s financial statements.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•

The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.

•	Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.

•	Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.

•

For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

•

For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.

•

Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U. S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.

•	Statutory reserves are based on different assumptions than they are under U.S. GAAP.

•	For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.

•	Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.

•	Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.

•

The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U. S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. The Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.

•	merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and

•	acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including economic and health impacts stemming from COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility. Actual results will differ from those estimates. Significant estimates and assumptions are made in the determination of insurance and contract-holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 86, Derivatives, and the corresponding Exhibit A, which adopts with modification U.S. GAAP guidance in determining hedge effectiveness and measurement guidance for excluded components. These revisions have an effective date of January 1, 2023, and the Company is assessing the impact on the its financial position and results of operations.

In 2022, the Statutory Accounting Principles Working Group of the NAIC adopted Interpretation (“INT”) 22-02. On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

The Company did not adopt any accounting standards during 2022 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report RBC under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

NCNY committed to its insurance regulator to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2023, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. As of December 31, 2022, RBC was in excess of 300%, and the surplus to policyholder reserves ratio exceeded 3.5%

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include ownership interests in limited partnerships and limited liability companies. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge CLO asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was $0, $(0.1) million and $0 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $1.8 million and $0.7 million due and accrued investment income non-admitted at December 31, 2022 and 2021, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2022 and 2021 were $78.1 million and $59.8 million, respectively. Changes for the years ended December 31, 2022, 2021 and 2020 increased (decreased) surplus by $(18.3) million, $15.0 million and $(10.5) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2022, the Company calculated its reserves for variable annuity products under Reg 213 with the SSA exceeding the VM-21 reserve. As of December 31, 2021, the Company calculated its reserves for variable annuity products under Reg 213 with the VM-21 reserve exceeding the SSA.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity consideration for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from the separate accounts.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $37.8 million in 2023.

During 2022, 2021 and 2020, the Company paid cash dividends of $20.0 million (of which $5.8 million was treated as a return of capital/surplus in accordance with SSAP No. 72), $20.0 million and $0, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of NC and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $4.3 million, $9.1 million and $7.2 million for 2022, 2021 and 2020, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.9 million, $0.9 million and $1.0 million for 2022, 2021 and 2020, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2022, 2021 and 2020, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus represented or (reduced) by cumulative unrealized gains (losses) was $(44.3) million, $26.3 million and $7.4 million as of December 31, 2022, 2021 and 2020, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•	Non-cash investment transactions, such as tax-free exchanges;

•	Accretion of amortization or accrual of discount for investments;

•	Depreciation expense;

•	Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and

•	Accruals of capital contributions approved by the domiciliary commissioner.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2022, 2021 and 2020:

•	$21.2 million, $11.8 million and $68.2 million of non-cash investment exchanges as of December 31, 2022, 2021 and 2020, respectively.

3.	Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Foresters acquisition and merger

After NNY completed its 2020 acquisition of FLIAC, FLIAC was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2020 and 2019. Refer below to Note 20 – “The Merger” for further details regarding the merger and restatement. All 2020 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.	Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$224,931	$2	$(71,782)	$153,151
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	31,562	151	(2,420)	29,293
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	385,650	725	(44,869)	341,506
Industrial and miscellaneous (unaffiliated)	4,216,060	17,512	(509,456)	3,724,116
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	133,988	48	(13,677)	120,359
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936

Total bonds	$6,786,742	$22,903	$(865,713)	$5,943,932

Preferred stock	$44,674	$479	$(2,074)	$43,079

Common stock	$27,213	$—	$—	$27,213

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The carrying value and fair value of investments in bonds, common and preferred stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government	$323,404	$1,333	$(18,765)	$305,972
All other governments	102,825	8,621	(649)	110,797
States, territories and possessions	29,107	4,883	—	33,990
Political subdivisions of states, territories and possessions	74,793	12,116	—	86,909
Special revenue	406,028	47,261	(1,385)	451,904
Industrial and miscellaneous (unaffiliated)	4,531,339	576,238	(6,384)	5,101,193
Parent, subsidiaries and affiliates	35,600	1,386	(557)	36,429
Hybrid securities	136,111	6,946	(1,492)	141,565
Mortgage-backed and asset-backed securities	1,521,652	50,670	(32,993)	1,539,329

Total bonds	$7,160,859	$709,454	$(62,225)	$7,808,088

Preferred stock	$54,061	$1,339	$—	$55,400

Common stock	$34,209	$—	$—	$34,209

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2022 and 2021.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$68,447	$(7,583)	$84,571	$(64,199)	$153,018	$(71,782)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	22,355	(2,420)	—	—	22,355	(2,420)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	276,264	(33,571)	24,484	(11,298)	300,748	(44,869)
Industrial and miscellaneous (unaffiliated)	3,147,106	(464,101)	136,940	(45,355)	3,284,046	(509,456)
Parent, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	90,721	(10,202)	24,096	(3,475)	114,817	(13,677)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)

Total bonds	$4,673,493	$(642,436)	$611,764	$(223,277)	$5,285,257	$(865,713)

Number of positions at unrealized loss		1,912		305		2,217

The Company reported $10.6 million and $10.4 million of gross unrealized gains and $(0.1) million and $(0.3) million of gross unrealized losses related to common stock for the periods ended December 31, 2022 and 2021, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1 with unrealized losses of $0 and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

As of December 31, 2022, there are 31 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.4 million. Securities in an unrealized loss position for over 12 months consisted of 305 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2021 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$124,894	$(3,251)	$87,393	$(15,514)	$212,287	$(18,765)
All other governments	14,773	(239)	3,589	(410)	18,362	(649)
Special revenue	29,861	(1,110)	4,802	(275)	34,663	(1,385)
Industrial and miscellaneous (unaffiliated)	166,432	(3,665)	34,032	(2,719)	200,464	(6,384)
Parents, subsidiaries and affiliates	893	(10)	7,988	(547)	8,881	(557)
Hybrid securities	5,858	(58)	22,014	(1,434)	27,872	(1,492)
Mortgage-backed and asset-backed securities	374,538	(9,476)	146,279	(23,517)	520,817	(32,993)

Total bonds	$717,249	$(17,809)	$306,097	$(44,416)	$1,023,346	$(62,225)

Number of positions at unrealized loss		310		81		391

For the period ended December 31, 2021, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.7 million with unrealized losses of $0.3 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2021, there are 21 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $4.9 million. Securities in an unrealized loss position for over 12 months consisted of 81 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The carrying value and fair value of bonds as of December 31, 2022 by maturity are shown below.

	Carrying Value	Fair Value
Due in one year or less	$122,622	$119,826
Due after one year through five years	1,521,081	1,388,288
Due after five years through ten years	1,510,582	1,381,164
Due after ten years	3,632,457	3,054,654

Total	$6,786,742	$5,943,932

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of securities other-than-temporarily impaired during the year were $32.2 million and $15.3 million as of December 31, 2022 and 2021, respectively. OTTIs were $13.0 million, $27.8 million and $33.2 million in 2022, 2021 and 2020, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2022, 2021 and 2020, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2022	2021

Real estate	$27,148	$29,164

Total real estate	$27,148	$29,164

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2022 and 2021, the Company had $521.3 million and $568.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2022 and 2021 were $1.6 million and 1.5 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2022	2021

	(in millions)
Industrial	$60.1	$55.3
Multifamily	105.5	146.6
Office	96.5	87.5
Retail	131.3	140.1
Self-storage	49.7	44.1
Warehouse	46.0	46.5
Other	33.8	50.3

Total mortgage loans	522.9	570.4
Less: Allowance for loan losses	1.6	1.5

Net mortgage loans	$521.3	$568.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2022	2021

	(in millions)
East North Central	$66.1	$90.4
Middle Atlantic	15.3	26.1
Mountain	83.8	84.8
New England	15.4	15.5
Pacific	133.0	136.6
South Atlantic	116.5	117.4
West North Central	52.4	17.8
West South Central	40.4	81.8

Total mortgage loans	522.9	570.4
Less: Allowance for loan losses	1.6	1.5

Net mortgage loans	$521.3	$568.9

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.2	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	16.0	12.5	—	154.5
60% - 70%	33.3	6.5	21.9	13.4	14.5	—	89.6
70% - 80%	—	—	39.5	—	5.9	10.9	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1

Total	$227.5	$67.4	$137.2	$34.3	$41.1	$13.7	$521.3

	December 31, 2021
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$119.6	$17.2	$23.9	$5.7	$—	$—	$166.4
50% - 60%	64.7	19.3	62.3	22.8	12.9	—	181.9
60% - 70%	72.0	14.5	25.8	22.5	—	—	134.9
70% - 80%	50.3	—	—	14.6	—	6.4	71.3
80% and greater	—	—	—	—	6.0	8.4	14.4

Total	$306.6	$51.0	$112.0	$65.7	$19.0	$14.7	$568.9

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $413.1 million CM1 loans, $101.4 million CM2 loans and $8.4 million CM3 loans as of December 31, 2022. The Company held $456.2 million CM1 loans and $114.2 million CM2 loans as of December 31, 2021. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2022 and 2021 was 68.83% and 100%, respectively. As of December 31, 2022 and 2021, all loans were current.

During 2022, the minimum and maximum lending rates for mortgage loans were 3.2% and 5.5% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2022, 2021 and 2020.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Other invested assets

Other invested assets as of December 31 are summarized below:

	2022	2021
Private equity	$21,853	$92,374
Mezzanine partnerships	2,300	17,167
Infrastructure funds	—	5,712
Hedge funds	—	430
Collateralized fund obligation	47,083	90,418
Mortgage and real estate	22,386	5,984
Direct equity	122,991	143,499
Credit funds	19,259	43,108
Other alternative assets	187,228	77,444

Total other invested assets	$423,100	$476,136

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $122.8 million and $118.3 million as of December 31, 2022 and 2021, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2022	2021

	(in thousands)

Swaps:
Notional amount	$300,000	$300,000
Fair value	$(57,720)	$(13,279)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$11,199	$11,880
Fair value	$(81)	$(102)
Carrying value	$(81)	$(102)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $82.3 million and $36.1 million as of December 31, 2022 and 2021, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. As of December 31, 2022, the Company had no outstanding borrowings with the FHLB and no amounts pledged. During 2022, the Company had maximum borrowings of $4.8 million. The Company has determined the estimated maximum borrowing capacity as $644.5 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411. Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent. The Company owned $5.0 million and $2.1 million of FHLB capital stock as of December 31, 2022 and 2021, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	3	13	$16,114	$9,749	$16,114	$12,642
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	1,818	1,740
(4) Preferred Stock - Fair Value	6	8	4,628	9,392	4,628	9,392

(5) Total (1+2+3+4)	10	22	$22,080	$20,479	$22,560	$23,774

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2022, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were Prudential Financial Inc., Berkshire Hathaway Inc., Oracle Corporation, HP Communities LLC. and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2022	2021	2020

Bonds	$296,698	$321,875	$344,089
Contract loans	214,683	198,128	191,145
Cash and short-term investments	4,120	913	1,253
Real estate, net of expenses	4,676	5,266	5,075
Preferred stock	2,388	3,357	3,397
Common stock	362	3,032	120
Mortgage loans	24,621	22,169	20,447
Other invested assets	56,212	132,901	25,037
Derivative instruments	(1,796)	2,335	851
Miscellaneous income	—	—	93
Amortization of IMR	15,834	16,662	12,987
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	30,727	27,130	22,004

Net investment income	$577,985	$670,422	$573,404

For the year ended December 31, 2022, the Company had 10 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.4 million. For the year ended December 31, 2021, the Company had 27 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $2.9 million. For the year ended December 31, 2020, the Company had 40 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.4 million.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2022	2021	2020	2022	2021	2020
Bonds	$(3,663)	$(14,226)	$(26,634)	$4,900	$(581)	$(4,453)
Preferred stock	(3,495)	693	(7,725)	(5,434)	3,296	44
Common stock	2,072	24,850	(7,525)	320	(15,063)	4,584
Mortgage loans	(117)	9	(668)	—	—	—
Other invested assets	18,983	(9,897)	547	(70,139)	16,160	(8,558)
Derivative instruments	900	(1,944)	14,340	20	(102)	(191)
Foreign exchange	—	—	1	—	—	193
Miscellaneous	52	226	11	—	—	—

	14,732	(289)	(27,653)	(70,333)	3,710	(8,381)
Income tax benefit (expense)	(2,574)	(3,065)	(13,160)	14,770	(779)	1,760

Net capital gains (losses)	$12,158	$(3,354)	$(40,813)	$(55,563)	$2,931	$(6,621)

Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.0 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets or $9.9 million. Realized losses for 2020 include impairments of $33.2 million, including impairments on bonds of $17.8 million, common stock of $7.6 million and preferred stock of $7.8 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2022	2021	2020

Proceeds from sales	$860,652	$1,217,162	$1,822,763
Gross gains on sales	23,082	91,173	92,417
Gross losses on sales	(35,492)	35,631	97,664

Investments in affiliates

The Company’s subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., have no underlying value ascribed to them. There was no subsidiary equity that was admitted as of December 31, 2022 and 2021.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

5.	Reserves for Future Policy Benefits

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2022	2021

Life insurance	$8,670,891	$8,937,134
Health insurance	19,184	21,224

Total life and health insurance	8,690,075	8,958,358

Annuities	803,421	896,591

Subtotal	9,493,496	9,854,949
Supplementary contracts with life contingencies	104,208	104,686
All other	—	—

Total before reinsurance ceded	9,597,704	9,959,635
Less: Reinsurance ceded	294,799	320,020

Reserves for future policy benefits	$9,302,905	$9,639,615

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2022 and 2021, the Company had $0.7 billion and $0.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2022 and 2021, the Company carried an associated premium deficiency reserve of $4.4 million and $4.6 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$3,201	$—	$32,303	2%
- at book value less surrender charge of 5% or more	31,450	—	—	31,450	2%
- at market value	—	—	588,968	588,968	41%

Total with market value adjustment or at fair value	60,552	3,201	588,968	652,721	45%
- at book value (minimal or no charge or adjustment)	516,207	—	—	516,207	35%
Not subject to discretionary withdrawal	294,114	—	4,808	298,922	20%

Total individual annuity actuarial reserves	870,873	3,201	593,776	1,467,850	100%

Less: Reinsurance ceded	7,798	—	—	7,798

Total individual annuity actuarial reserves, net of reinsurance	$863,075	$3,201	$593,776	$1,460,052

Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,648	$—	$—	$27,648

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$16,964	$3,875	$—	$20,839	1%
- at book value less surrender charge of 5% or more	146,289	—	—	146,289	8%
- at market value	—	—	840,571	840,571	47%

Total with market value adjustment or at fair value	163,253	3,875	840,571	1,007,699	56%
- at book value (minimal or no charge or adjustment)	492,259	—	—	492,259	27%
Not subject to discretionary withdrawal	304,162	—	4,561	308,723	17%

Total individual annuity actuarial reserves	959,674	3,875	845,132	1,808,681	100%

Less: Reinsurance ceded	14,238	—	—	14,238

Total individual annuity actuarial reserves, net of reinsurance	$945,436	$3,875	$845,132	$1,794,443

Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$6,672	$—	$—	$6,672

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	411	411	1%

Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%

Total group annuity actuarial reserves	36,755	—	411	37,166	100%

Less: Reinsurance ceded	—	—	—	—

Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	1,446	1,446	3%

Total with market value adjustment or at fair value	—	—	1,446	1,446	3%
- at book value (minimal or no charge or adjustment)	17,336	—	—	17,336	40%
Not subject to discretionary withdrawal	24,267	—	—	24,267	57%

Total group annuity actuarial reserves	41,603	—	1,446	43,049	100%

Less: Reinsurance ceded	—	—	—	—

Total group annuity actuarial reserves, net of reinsurance	$41,603	$—	$1,446	$43,049

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	460	460	— %

Total with market value adjustment or at fair value	—	—	460	460	— %
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	99%
Not subject to discretionary withdrawal	5,601	—	—	5,601	1%

Total deposit fund liabilities	392,820	—	460	393,280	100%

Less: Reinsurance ceded	—	—	—	—

Total deposit fund liabilities, net of reinsurance	$392,820	$—	$460	$393,280

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	692	692	— %

Total with market value adjustment or at fair value	—	—	692	692	— %
- at book value (minimal or no charge or adjustment)	397,865	—	—	397,865	99%
Not subject to discretionary withdrawal	4,237	—	—	4,237	1%

Total deposit fund liabilities	402,102	—	692	402,794	100%

Less: Reinsurance ceded	—	—	—	—

Total deposit fund liabilities, net of reinsurance	$402,102	$—	$692	$402,794

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2022:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$795,622
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	104,208
Exhibit 7, Deposit-type contracts, line 14, column 1	392,820

Subtotal	1,292,650

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	593,156
Exhibit 3, Line 0399999, column 2	4,232
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	460

Subtotal	597,848

Combined total	$1,890,498

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2022 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	20,392	19,761	68,906	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	82,896	82,450	83,716	699,738	684,814	687,562
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,381	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	17,008	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,334	XXX	XXX	—

Total (gross: direct + assumed)	8,113,405	8,106,356	8,670,891	1,541,750	1,520,678	1,523,925
Less: Reinsurance ceded	184,387	184,387	267,878	—	—	—

Total, net	$7,929,018	$7,921,969	$8,403,013	$1,541,750	$1,520,678	$1,523,925

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,664	$1,664	$9,092	$—	$—	$—
- Universal life	686,413	672,305	711,140	—	—	—
- Universal life with secondary guarantees	21,402	20,219	77,661	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,454,445	7,448,983	7,791,327	—	—	—
- Variable life	87,973	87,972	99,251	945,866	938,761	939,352
- Variable universal life	85,142	85,079	85,262	966,018	948,136	950,607
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	113,546	XXX	XXX	—
- Accidental death benefits	XXX	XXX	560	XXX	XXX	—
- Disability-active lives	XXX	XXX	7,612	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,571	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	22,111	XXX	XXX	—

Total (gross: direct + assumed)	8,337,039	8,316,222	8,937,133	1,911,884	1,886,897	1,889,959
Less: Reinsurance ceded	190,968	190,968	284,623	—	—	—

Total, net	$8,146,071	$8,125,254	$8,652,510	$1,911,884	$1,886,897	$1,889,959

Reconciliation of total life insurance reserves for the year ended December 31, 2022:

Amount
Exhibit 5, Life insurance section, total (net)	$8,360,081
Exhibit 5, Accidental death benefits section, total (net)	512
Exhibit 5, Disability active lives section, total (net)	6,561
Exhibit 5, Disability disabled lives section, total (net)	13,933
Exhibit 5, Miscellaneous reserves section, total (net)	21,926

Subtotal	8,403,013

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,523,925
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—

Subtotal	1,523,925

Combined total	$9,926,938

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $6.2 million and $5.5 million as of December 31, 2022 and 2021, respectively, and are included in accrued expenses and general liabilities.

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $58.9 million and $65.4 million at December 31, 2022 and 2021, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company will retrocede, and PHL will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.2 billion and $1.2 billion as of December 31, 2022 and 2021, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•

For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.

•	NNY cedes up to 80% on policies in its term life insurance.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2022	2021	2020

Direct premiums and annuity considerations	$360,483	$365,653	$397,013
Reinsurance assumed - non-affiliate	7,376	8,375	8,260
Reinsurance assumed - affiliate	25,754	26,752	23,260
Reinsurance ceded - non-affiliate	(96,992)	(104,132)	(116,744)
Reinsurance ceded - affiliate	(4,872)	(5,771)	(5,838)

Net premiums and annuity considerations	$291,749	$290,877	$305,951

Direct commissions and expense allowance	$3,963	$4,938	$4,773
Reinsurance assumed - non-affiliate	310	314	301
Reinsurance assumed - affiliate	4,857	5,052	1,722
Reinsurance ceded - non-affiliate	(4,751)	(4,905)	(5,296)
Reinsurance ceded - affiliate	(9,410)	(8,912)	(8,399)

Net commissions and expense allowance	$(5,031)	$(3,513)	$(6,899)

Direct policy and contract claims incurred	$672,986	$654,724	$756,698
Reinsurance assumed - non-affiliate	102,812	30,373	49,865
Reinsurance assumed - affiliate	20,736	29,565	17,903
Reinsurance ceded - non affiliate	(195,859)	(176,944)	(230,480)
Reinsurance ceded - affiliate	(81,636)	(23,340)	(35,060)

Net policy and contract claims incurred	$519,039	$514,378	$558,926

Direct policy and contract claims payable	$107,572	$159,897
Reinsurance assumed - non-affiliate	37,087	44,943
Reinsurance assumed - affiliate	793	727
Reinsurance ceded - non-affiliate	(29,814)	(22,452)

Net policy and contract claims payable	$115,638	$183,115

Direct life insurance in force	$30,530,128	$33,324,834
Reinsurance assumed	3,036,110	3,033,651
Reinsurance ceded	(12,432,210)	(13,695,599)

Net insurance in force	$21,134,028	$22,662,886

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $8.3 million, $14.0 million and $23.7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $18.0 million as of December 31, 2019. As of December 31, 2020, $2.1 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $15.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.2 million of favorable prior year development since December 31, 2019. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of unfavorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.7 million, $0.8 million and $0.8 million in 2022, 2021 and 2020, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.7 million as of December 31, 2022, payable as follows: 2023 - $0.5 million; 2024 -$0.2 million; 2025 - $0; 2026 - $0 and 2027 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2022 and 2021 was $34.2 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2022 and 2021 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2022, 2021 and 2020 was $0, $1.9 million and $2.1 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0 and $0 as of December 31, 2022 and 2021, respectively.

8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2022 and 2021 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2022 and 2021 was $4.9 million and $4.8 million, respectively. Depreciation for the years ended December 31, 2022, 2021 and 2020 was $0.1 million, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0.1 million and $0.2 million as of December 31, 2022 and 2021, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,611	58,885

Total	$59,942	$59,131

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$605	$604
Ordinary renewal	64,051	63,093

Total	$64,656	$63,697

10.   Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/ transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $2,144.7 million and $2,771.2 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2022, the general account of the Company had a maximum guarantee for separate account liabilities of $1.2 million. To compensate the general account for the risk taken, the separate account paid risk charges of $0.3 million, $0.4 million, $0.2 million, $0.2 million and $0.6 million for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. The general account paid $0.3 million, $0.5 million, $0.5 million, $0.2 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,121.7 million and $2,740.0 million as of December 31, 2022 and 2021, respectively. Separate account premiums and other considerations received were $45.4 million, $51.8 million and $56.2 million for the years ended December 31, 2022 and 2021, and 2020 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $154.8 million, $202.6 million and $177.5 million for the years ended December 31, 2022, 2021 and 2020, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds in the Statements of Income and Changes in Capital and Surplus were as follows:

	2022	2021	2020
Transfers to separate accounts	$45,398	$51,813	$56,232
Transfers from separate accounts	(181,168)	(246,142)	(215,831)
Other	—	(916)	78
Net transfers from separate account	(135,770)	(195,245)	(159,521)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(135,770)	$(195,245)	$(159,521)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$162,501	$13,447	$175,948	$163,060	$7,622	$170,682	$(559)	$5,825	$5,266
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	162,501	13,447	175,948	163,060	7,622	170,682	(559)	5,825	5,266

Less: Deferred tax assets non-admitted	67,043	1,570	68,613	52,180	—	52,180	14,863	1,570	16,433

Subtotal net admitted deferred tax assets	95,458	11,877	107,335	110,880	7,622	118,502	(15,422)	4,255	(11,167)
Less: Deferred tax liabilities	51,133	11,877	63,010	53,052	18,656	71,708	(1,919)	(6,779)	(8,698)

Net deferred tax assets	$44,325	$—	$44,325	$57,828	$(11,034)	$46,794	$(13,503)	$11,034	$(2,469)

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	44,325	—	44,325	57,828	(11,034)	46,794	(13,503)	11,034	(2,469)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	44,325	—	44,325	57,828	(11,034)	46,794	(13,503)	11,034	(2,469)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	51,545	XXX	XXX	49,438	XXX	XXX	2,107
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	51,133	11,877	63,010	53,052	18,656	71,708	(1,919)	(6,779)	(8,698)

Deferred tax assets admitted as the result of application of SSAP 101	$95,458	$11,877	$107,335	$110,880	$7,622	$118,502	$(15,422)	$4,255	$(11,167)

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	822%	726%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$329,584

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$162,501	$13,447	$163,060	$7,622	$(559)	$5,825
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$95,458	$11,877	$110,880	$7,622	$(15,422)	$4,255
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that NNY will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2022 and 2021 were as follows:

	2022	2021	Change
Current income tax:
Federal	$10,282	$20,500	$(10,218)

Subtotal	10,282	20,500	(10,218)
Federal income tax on net capital gains	2,574	3,066	(492)

Federal and foreign income tax expense (benefit) incurred	$12,856	$23,566	$(10,710)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$46,065	$46,664	$(599)
Investments	56,578	58,174	(1,596)
Deferred acquisition costs	25,719	27,471	(1,752)
Policyholder dividends accrual	23,319	19,868	3,451
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,463	3,878	(415)
Pension accrual	—	—	—
Net operating loss carryforward	—	—	—
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	5,868	5,516	352

Subtotal	162,501	163,060	(559)
Non-admitted	67,043	52,180	14,863

Admitted ordinary deferred tax assets	$95,458	$110,880	$(15,422)

Capital:
Investments	$12,584	$6,759	$5,825
Other (including items <5% of total capital tax assets)	863	863	—

Subtotal	13,447	7,622	5,825
Admitted capital deferred tax assets	11,877	7,622	4,255

Admitted deferred tax assets	$107,335	$118,502	$(11,167)

Deferred tax liabilities:
Ordinary:
Investments	$28,417	$25,471	$2,946
Fixed assets	2,073	2,447	(374)
Compensation	5,543	5,543	—
Policyholder reserves	14,951	19,442	(4,491)
Other (including items <5% of total ordinary tax liabilities)	149	149	—
Subtotal	51,133	53,052	(1,919)

Capital:
Investments	11,877	18,656	(6,779)
Other (including items <5% of total ordinary tax liabilities)	—	—	—

Subtotal	11,877	18,656	(6,779)

Deferred tax liabilities	63,010	71,708	(8,698)

Net admitted deferred tax assets (liabilities)	$44,325	$46,794	$(2,469)

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2022
			Effective
	Amount	Tax Effect	Tax Rate

Income before taxes	$102,799	$21,588	21.0%
Interest maintenance reserve	(19,903)	(4,180)	(4.1%)
Dividends received deduction	(2,800)	(588)	(0.6%)
Return to provision	(4,496)	(944)	(0.9%)
Change in non-admitted assets	(2,546)	(535)	(0.5%)
Other, including prior year true-up	1,121	235	0.2%

Total statutory income tax	$74,175	$15,577	15.2%

Federal income taxes incurred		$12,312	12.0%
Tax on capital gains/(losses)		2,574	2.5%
Prior year overaccrual/(underaccrual)		(2,030)	(2.0%)
Change in net deferred income tax expense/(benefit)		2,721	2.6%

Total statutory income tax		$15,577	15.2%

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%

Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%

Total statutory income tax		$29,468	26.6%

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate
Income before taxes	$(37,454)	$(7,865)	21.0%
Interest maintenance reserve	9,644	2,025	(5.4%)
Dividends received deduction	(10,092)	(2,119)	5.7%
NOL carryback	(46,201)	(9,702)	25.9%
Change in non-admitted assets	(1,157)	(243)	0.6%
Other, including prior year true-up	63	13	—%

Total statutory income tax	$(85,197)	$(17,891)	47.8%

Federal income taxes incurred		$(38,902)	103.9%
Tax on capital gains/(losses)		13,160	(35.1%)
Change in net deferred income tax expense/(benefit)		7,851	(21.0%)

Total statutory income tax		$(17,891)	47.8%

Carryforwards, recoverable taxes and IRC 6603 deposits:

		2022	2021

The Company had net operating loss carryforwards of		$—	$—
The Company had capital loss carryforwards of		—	—

The Company had no net operating losses as of December 31, 2022.

The Company has no income tax expense for 2022, 2021 and 2020 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2022 or 2021.

The Company’s U.S. federal income tax return for years 2018 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2022 and 2021. As of December 31, 2022, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2022:

The Nassau Companies

The Nassau Companies of New York, Inc.

PM Holdings, Inc.

Nassau Life Insurance Company

Phoenix Founders, Inc.

Nassau Re Imagine

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2022 and 2021. Accordingly, the BEAT liability was $0 for the years ended December 31, 2022 and 2021.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

12. Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.1 million, $94.9 million and $97.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. The amounts receivable from/(payable to) NCNY were $2.1 million and $(2.1) million as of December 31, 2022 and 2021, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.7 million, $3.2 million and $2.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2022 and 2021.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.7 million, $3.6 million and $4.3 million for the years ended December 31, 2022, 2021 and 2020, respectively. Commissions paid by the Company on behalf of NLA were $101.2 million, $87.8 million and $74.9 million for the years ended December 31, 2022, 2021 and 2020. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $5.8 million as of December 31, 2021, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $24.8 million, $22.5 million and $17.8 million as of December 31, 2022, 2021 and 2020, respectively. Amounts payable to NAMCO were $0 and $0.3 million for the years ended December 31, 2022 and 2021, respectively.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd. and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $94.1 million par with a fair value of $42.6 million and $96.7 million par with a fair value of $61.1 million at December 31, 2022 and 2021, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC and NCC UK LLP, affiliates of NNY.

The Company has investments in NCNY long-term bonds, which have a par value of $77.6 million and $49.2 million at December 31, 2022 and 2021, respectively, and a fair value of $53.8 million and $36.4 million at December 31, 2022 and 2021, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.5 million and $12.4 million at December 31, 2022 and 2021, respectively, and a fair value of $8.5 million and $12.5 million at December 31, 2022 and 2021, respectively, and recognized $0.8 million and $0.9 million of net investment income for the years ended December 31, 2022 and 2021, respectively. The Company’s equity investment in Nassau CFO was $47.1 million and $90.4 million at December 31, 2022 and 2021, respectively, and the Company recorded net investment income from Nassau CFO of $22.8 million and $97.1 million for the years ended December 31, 2022 and 2021, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company’s investment in Nassau Private Credit Onshore Fund LP has a fair value of $10.8 million and a remaining commitment of $17.1 million as of December 31, 2022.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company’s investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.0 million and fair value of $7.0 million at December 31, 2022. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $77.4 million and fair value of $77.4 million at December 31, 2022.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2022, no amounts were overdue.

13. Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$2,502	$2,352	$4,854
Preferred stock	—	20,249	7,051	27,300
Common stock [1]	—	—	27,213	27,213

Subtotal	—	22,751	36,616	59,367

Other long-term assets	—	20,045	81,349	101,394
Separate account assets	2,141,429	3,259	—	2,144,688

Total assets at fair value	$2,141,429	$46,055	$117,965	$2,305,449

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$57,801

Total liabilities at fair value	$—	$57,801	$—	$57,801

[1] Includes $5,000 Class A Membership FHLB common stock.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$4,012	$35,301	$39,313
Preferred stock	—	24,924	14,798	39,722
Common stock [1]	—	—	34,209	34,209

Subtotal	—	28,936	84,308	113,244

Separate account assets	2,767,518	3,714	—	2,771,232

Total assets at fair value	$2,767,518	$32,650	$84,308	$2,884,476

Liabilities at fair value:
Derivative liabilities	$—	$13,380	$—	$13,380

Total liabilities at fair value	$—	$13,380	$—	$13,380

[1] Includes $2,142 Class A Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2022	2021
Level 3 Assets:
Balance, beginning of period	$84,308	$73,254
Purchases	82,265	21,544
Sales	(11,600)	(37,718)
Transfers into Level 3	13,207	38,998
Transfers out of Level 3	(40,341)	(3,586)
Realized gains (losses)	(3,107)	13,404
Unrealized gains (losses)	(6,767)	(21,588)

Balance, end of period	$117,965	$84,308

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2022 and 2021 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2022 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2021 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2022 and 2021.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$5,943,932	$6,786,742	$—	$4,145,433	$1,798,499	$—
Preferred stock	43,079	44,674	—	28,255	14,824	—
Common stock	27,213	27,213	—	—	27,213	—
Mortgage loans	463,839	521,338	—	—	463,839	—
Surplus debentures & capcos	175,734	187,228	—	89,392	86,342	—
Cash, cash equivalents & short terms	122,636	123,535	63,252	8,205	51,179	—
Derivatives	(57,801)	—	—	(57,801)	—	—
Separate account assets	2,144,688	2,144,688	2,141,429	3,259	—	—

Total financial instruments	$8,863,320	$9,835,418	$2,204,681	$4,216,743	$2,441,896	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$7,808,088	$7,160,859	$—	$5,519,405	$2,288,683	$—
Preferred stock	55,400	54,061	—	34,540	20,860	—
Common stock	34,209	34,209	—	—	34,209	—
Mortgage loans	581,657	568,927	—	—	581,657	—
Surplus debentures & capcos	92,469	77,444	—	86,780	5,689	—
Cash, cash equivalents & short terms	75,157	75,157	73,224	33	1,900	—
Derivatives	(13,380)	—	—	(13,380)	—	—
Separate account assets	2,771,232	2,771,232	2,767,518	3,714	—	—

Total financial instruments	$11,404,832	$10,741,889	$2,840,742	$5,631,092	$2,932,998	$—

As of December 31, 2021, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2022 and 2021, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14. Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2022 and 2021 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—

Total			$175.0		$126.4	$126.4	$—

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$180.7	N/A	$—	$48.3	12/15/2034

Total	$9.1	$180.7		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/ Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N

Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus
2016	$ —	$ (896.9)

15. Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

16. Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2022, the Company had unfunded commitments of $122.8 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2022, the Company had open commitments of $8.0 million.

17. Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2022 and 2021, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2022	2021	2022	2021
Swaps	$311,199	$300,000	$—	$—

Total	$311,199	$300,000	$—	$—

*	Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2022 and 2021, the Company posted $70.7 million and $26.3 million of collateral, respectively.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18. Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2022 and 2021 were $2.5 million.

Nassau Life Insurance Company (a wholly owned subsidiary of The Nassau Companies of New York) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

19. The Merger

On July 1, 2020, NNY completed its acquisition of Foresters Financial Holding Company, Inc. and Foresters Life Insurance and Annuity Company from The Independent Order of Foresters, for a purchase price of $207.8 million after receipt of insurance regulatory approval by the NYDFS on June 17, 2020. Effective July 8, 2020, FLIAC merged into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of FLIAC was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2020 (the date of the last quarterly filings for NNY and FLIAC) were as follows (in millions):

	NNY	FLIAC
Revenue	$340.4	$54.6
Net income (loss)	$(14.1)	$3.8
Other surplus adjustments	$(13.3)	$—

For 2020, the merger adjustments line includes $4.1 million as a reduction to capital and surplus related to FLIAC’s net income and other surplus changes.

20. Subsequent Events

The Company evaluated events subsequent to December 31, 2022 and through March 31, 2023, the date of issuance of these financial statements. Subsequent events requiring additional disclosure are as follows:

FHLB Advance

On January 3, 2023, NNY entered into a funding agreement with the FHLB of Boston in the amount of $180 million. The advance is for a term of four years at a floating interest rate with a 28-day reset and is being used for spread lending purposes.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$224,931	$153,150	$224,931
States, municipalities and political subdivisions	31,562	29,293	31,562
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,124,595	5,424,364	6,158,888
Redeemable preferred stock	47,320	43,079	44,674

Total fixed maturities	6,534,062	5,739,842	6,565,709
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213

Total equity securities	16,796	27,213	27,213
Mortgage loans	521,338	462,233	521,338
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,475,823	XXX	2,475,823
Other invested assets [2]	427,209	415,715	423,100
Cash and short-term investments	123,534	123,527	123,535
Receivables for securities	2,847	XXX	2,847

Total cash and invested assets	$10,128,757		$10,166,713

[1]	Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2]	Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2021	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$323,404	$305,971	$323,404
States, municipalities and political subdivisions	29,107	33,990	29,107
Foreign governments	102,825	110,796	102,825
All other corporate bonds [1]	6,508,832	7,147,171	6,489,204
Redeemable preferred stock	51,273	55,401	54,061

Total fixed maturities	7,015,441	7,653,329	6,998,601
Equity securities:
Common stock:
Industrial, miscellaneous and all other	24,112	34,209	34,209

Total equity securities	24,112	34,209	34,209
Mortgage loans	568,927	580,168	568,927
Real estate, at depreciated cost	29,164	XXX	29,164
Contract loans	2,496,494	XXX	2,496,494
Other invested assets [2]	480,244	495,269	476,136
Cash and short-term investments	75,157	75,157	75,157
Receivables for securities	50,242	XXX	50,242

Total cash and invested assets	$10,739,781		$10,728,930

[1] Amortized cost and fair value amounts exclude $202,116 and $210,161, respectively, of related-party bonds.

[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2022, 2021 and 2020
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2022:
Insurance Segment	$9,808,136	$115,638	$291,749	$577,985	$467,405	$101,025

2021:
Insurance Segment	$10,137,084	$183,115	290,877	$670,422	$565,789	$133,797

2020:
Insurance Segment	$10,387,313	$193,607	$305,951	$573,404	$570,553	$136,904

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2022, 2021 and 2020
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2022	$30,530,128	$12,432,210	$3,036,110	$21,134,028	14%
2021	33,324,834	13,695,599	3,033,651	22,662,886	13%
2020	35,394,728	14,995,504	2,989,602	23,388,826	13%

Life insurance premiums:
2022	$360,483	$101,864	$33,130	$291,749	11%
2021	365,653	109,903	35,127	290,877	12%
2020	397,013	122,582	31,520	305,951	10%

See accompanying independent auditors’ report.

ANNUAL REPORT

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE

INSURANCE SEPARATE ACCOUNT

B

December 31, 2022

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP Special Situations
Assets:

Investments at fair value	$3,601,724	$37,503,020	$351,269,312	$154,130,962

Total assets	$3,601,724	$37,503,020	$351,269,312	$154,130,962

Liabilities:
Payable to Nassau Life Insurance Company	$26,668	$277,690	$2,600,899	$1,141,230

Total net assets	$3,575,056	$37,225,330	$348,668,413	$152,989,732

Units outstanding	202,486	634,692	2,047,460	1,192,662

Investment shares held	3,601,724	7,062,905	11,371,631	5,108,753
Investments at cost	$3,601,724	$46,712,583	$339,977,446	$136,634,513

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$20.253	158,256	$69.533	519,093	$199.720	1,721,462	$157.438	949,240
ISP 10 Express	$8.965	44,230	$12.196	115,599	$22.880	325,998	$19.244	243,422

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

(Continued)

	Delaware VIP International	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond
Assets:

Investments at fair value	$83,180,105	$41,246,093	$13,646,688	$6,369,806

Total assets	$83,180,105	$41,246,093	$13,646,688	$6,369,806

Liabilities:
Payable to Nassau Life Insurance Company	$615,888	$305,397	$101,047	$47,171

Total net assets	$82,564,217	$40,940,696	$13,545,641	$6,322,635

Units outstanding	1,410,442	1,347,696	414,927	658,109

Investment shares held	5,567,608	2,628,805	1,605,541	716,626
Investments at cost	$98,512,751	$34,577,257	$16,973,876	$6,718,557

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$65.317	1,238,903	$30.725	1,260,514	$36.890	353,012	$9.709	634,779
ISP 10 Express	$13.163	171,539	$28.869	87,182	$10.082	61,915	$8.908	23,330

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

(Continued)

	Delaware VIP Opportunity	Delaware VIP Total Return	Delaware VIP Equity Income
Assets:

Investments at fair value	$18,872,840	$6,878,416	$57,910,656

Total assets	$18,872,840	$6,878,416	$57,910,656

Liabilities:
Payable to Nassau Life Insurance Company	$139,739	$50,930	$428,790

Total net assets	$18,733,101	$6,827,486	$57,481,866

Units outstanding	834,210	447,040	958,484

Investment shares held	1,155,709	604,430	3,339,738
Investments at cost	$17,843,228	$7,390,213	$51,586,516

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
ISP and ISP Choice	$23.458	527,048	$15.828	318,101	$63.484	887,276
ISP 10 Express	$21.191	307,162	$14.298	128,939	$22.228	71,208

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP Special Situations
Income:

Dividends	$56,445	$2,196,467	$7,845,071	$1,156,289
Expenses:
Mortality and administrative expenses	22,049	211,753	1,797,545	861,538

Net investment income (loss)	34,396	1,984,714	6,047,526	294,751

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	(443,101)	658,911	1,482,375
Realized gain distributions	-	591,618	33,880,703	8,749,088

Realized gain (loss)	-	148,517	34,539,614	10,231,463

Change in unrealized appreciation (depreciation) during the year	-	(7,190,316)	(30,567,072)	(33,430,983)

Net increase (decrease) in net assets from operations	$34,396	$(5,057,085)	$10,020,068	$(22,904,769)

	Delaware VIP International	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond
Income:
Dividends	$1,302,088	$-	$525,719	$135,066
Expenses:
Mortality and administrative expenses	456,510	254,120	78,358	35,075

Net investment income (loss)	845,578	(254,120)	447,361	99,991

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(423,678)	728,706	(117,594)	(22,105)
Realized gain distributions	7,200,393	8,957,194	219,566	-

Realized gain (loss)	6,776,715	9,685,900	101,972	(22,105)

Change in unrealized appreciation (depreciation) during the year	(26,056,551)	(24,854,244)	(3,472,410)	(405,751)

Net increase (decrease) in net assets from operations	$(18,434,258)	$(15,422,464)	$(2,923,077)	$(327,865)

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

(Continued)

	Delaware VIP Opportunity	Delaware VIP Total Return	Delaware VIP Equity Income
Income:
Dividends	$43,159	$147,108	$1,305,526
Expenses:
Mortality and administrative expenses	161,040	53,534	300,427

Net investment income (loss)	(117,881)	93,574	1,005,099

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	100,855	3,860	585,017
Realized gain distributions	1,457,917	642,462	6,575,762

Realized gain (loss)	1,558,772	646,322	7,160,779

Change in unrealized appreciation (depreciation) during the year	(4,516,161)	(1,603,136)	(6,544,704)

Net increase (decrease) in net assets from operations	$(3,075,270)	$(863,240)	$1,621,174

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	Goldman Sachs VIT Government Money Market		Delaware VIP Fund for Income
	2022	2021	2022	2021
Increase (decrease) in net assets from operations:

Net investment income (loss)	$34,396	$(22,357)	$1,984,714	$2,020,598

Realized gain distributions	-	-	591,618	-

Realized gains (losses)	-	-	(443,101)	(131,623)

Unrealized appreciation (depreciation) during the year	-	-	(7,190,316)	(9,184)

Net increase (decrease) in net assets from operations	34,396	(22,357)	(5,057,085)	1,879,791

Contract transactions:

Net insurance premiums from contract owners	220,425	270,131	580,473	745,217

Transfers between subaccounts	263,738	141,120	(48,236)	530,645

Transfers for contract benefits and terminations	(537,006)	(645,975)	(1,527,365)	(2,682,135)

Contract maintenance charges	(74,568)	(70,999)	(613,918)	(584,138)

Net increase (decrease) in net assets resulting from contract transactions	(127,411)	(305,723)	(1,609,046)	(1,990,411)

Total increase (decrease) in net assets	(93,015)	(328,080)	(6,666,131)	(110,620)

Net assets at beginning of period	3,668,071	3,996,151	43,891,461	44,002,081

Net assets at end of period	$3,575,056	$3,668,071	$37,225,330	$43,891,461

	Delaware VIP Growth & Income		Delaware VIP Special Situations
	2022	2021	2022	2021
Increase (decrease) in net assets from operations:

Net investment income (loss)	$6,047,526	$4,367,219	$294,751	$595,583

Realized gain distributions	33,880,703	-	8,749,088	-

Realized gains (losses)	658,911	906,808	1,482,375	2,284,948

Unrealized appreciation (depreciation) during the year	(30,567,072)	60,395,428	(33,430,983)	45,209,941

Net increase (decrease) in net assets from operations	10,020,068	65,669,455	(22,904,769)	48,090,472

Contract transactions:

Net insurance premiums from contract owners	2,678,967	3,176,480	1,801,263	2,181,342

Transfers between subaccounts	(2,161,433)	(1,147,175)	(246,052)	(1,755,523)

Transfers for contract benefits and terminations	(13,739,534)	(16,475,669)	(6,550,902)	(8,717,209)

Contract maintenance charges	(4,696,103)	(3,921,923)	(1,996,636)	(2,002,719)

Net increase (decrease) in net assets resulting from contract transactions	(17,918,103)	(18,368,287)	(6,992,327)	(10,294,109)

Total increase (decrease) in net assets	(7,898,035)	47,301,168	(29,897,096)	37,796,363

Net assets at beginning of period	356,566,448	309,265,280	182,886,828	145,090,465

Net assets at end of period	$348,668,413	$356,566,448	$152,989,732	$182,886,828

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

(Continued)

	Delaware VIP International		Delaware VIP Growth Equity
	2022	2021	2022	2021
Increase (decrease) in net assets from operations:

Net investment income (loss)	$845,578	$461,473	$(254,120)	$(266,002)

Realized gain distributions	7,200,393	2,149,305	8,957,194	2,133,857

Realized gains (losses)	(423,678)	534,582	728,706	1,601,803

Unrealized appreciation (depreciation) during the year	(26,056,551)	3,299,390	(24,854,244)	12,881,391

Net increase (decrease) in net assets from operations	(18,434,258)	6,444,750	(15,422,464)	16,351,049

Contract transactions:

Net insurance premiums from contract owners	1,074,507	1,344,568	1,088,778	1,338,513

Transfers between subaccounts	819,892	795,823	993,320	101,583

Transfers for contract benefits and terminations	(3,636,706)	(5,254,425)	(2,196,672)	(3,053,336)

Contract maintenance charges	(1,062,797)	(1,109,103)	(499,072)	(611,740)

Net increase (decrease) in net assets resulting from contract transactions	(2,805,104)	(4,223,137)	(613,646)	(2,224,980)

Total increase (decrease) in net assets	(21,239,362)	2,221,613	(16,036,110)	14,126,069

Net assets at beginning of period	103,803,579	101,581,966	56,976,806	42,850,737

Net assets at end of period	$82,564,217	$103,803,579	$40,940,696	$56,976,806

	Delaware VIP Investment Grade		Delaware VIP Limited Duration Bond
	2022	2021	2022	2021
Increase (decrease) in net assets from operations:

Net investment income (loss)	$447,361	$413,695	$99,991	$114,900

Realized gain distributions	219,566	537,010	-	-

Realized gains (losses)	(117,594)	11,141	(22,105)	13,358

Unrealized appreciation (depreciation) during the year	(3,472,410)	(1,172,560)	(405,751)	(214,726)

Net increase (decrease) in net assets from operations	(2,923,077)	(210,714)	(327,865)	(86,468)

Contract transactions:

Net insurance premiums from contract owners	356,973	473,295	165,136	204,366

Transfers between subaccounts	301,270	587,450	(18,467)	548,018

Transfers for contract benefits and terminations	(601,142)	(1,025,098)	(404,442)	(668,420)

Contract maintenance charges	(213,614)	(219,943)	(107,312)	(103,679)

Net increase (decrease) in net assets resulting from contract transactions	(156,513)	(184,296)	(365,085)	(19,715)

Total increase (decrease) in net assets	(3,079,590)	(395,010)	(692,950)	(106,183)

Net assets at beginning of period	16,625,231	17,020,241	7,015,585	7,121,768

Net assets at end of period	$13,545,641	$16,625,231	$6,322,635	$7,015,585

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

(Continued)

	Delaware VIP Opportunity		Delaware VIP Total Return
	2022	2021	2022	2021
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(117,881)	$69,020	$93,574	$107,344

Realized gain distributions	1,457,917	311,309	642,462	-

Realized gains (losses)	100,855	248,071	3,860	48,184

Unrealized appreciation (depreciation) during the year	(4,516,161)	3,181,820	(1,603,136)	883,297

Net increase (decrease) in net assets from operations	(3,075,270)	3,810,220	(863,240)	1,038,825

Contract transactions:

Net insurance premiums from contract owners	2,005,967	2,157,606	637,539	689,175

Transfers between subaccounts	374,045	1,099	(26,466)	135,815

Transfers for contract benefits and terminations	(1,225,702)	(1,779,793)	(449,372)	(584,618)

Contract maintenance charges	(326,473)	(347,710)	(144,633)	(148,430)

Net increase (decrease) in net assets resulting from contract transactions	827,837	31,202	17,068	91,942

Total increase (decrease) in net assets	(2,247,433)	3,841,422	(846,172)	1,130,767

Net assets at beginning of period	20,980,534	17,139,112	7,673,658	6,542,891

Net assets at end of period	$18,733,101	$20,980,534	$6,827,486	$7,673,658

	Delaware VIP Equity Income
	2022	2021
Increase (decrease) in net assets from operations:

Net investment income (loss)	$1,005,099	$699,162

Realized gain distributions	6,575,762	-

Realized gains (losses)	585,017	510,355

Unrealized appreciation (depreciation) during the year	(6,544,704)	9,725,121

Net increase (decrease) in net assets from operations	1,621,174	10,934,638

Contract transactions:

Net insurance premiums from contract owners	667,541	847,060

Transfers between subaccounts	(256,218)	62,115

Transfers for contract benefits and terminations	(3,216,755)	(3,096,191)

Contract maintenance charges	(781,652)	(666,223)

Net increase (decrease) in net assets resulting from contract transactions	(3,587,084)	(2,853,239)

Total increase (decrease) in net assets	(1,965,910)	8,081,399

Net assets at beginning of period	59,447,776	51,366,377

Net assets at end of period	$57,481,866	$59,447,776

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Organization

First Investors Life Variable Annuity Fund B (“Separate Account B”, the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the _Parent_) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Goldman Sachs VIT Government Money Market Fund

Delaware VIP Fund Series portfolios:

Fund for Income, Growth & Income, Special Situations, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Equity Income.

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

Note 2—Significant Accounting Policies

A.   Basis of Presentation

The financial statements of Separate Account B are presented in conformity with U.S. generally accepted accounting principles (“GAAP”) based on guidance in Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

Fair Value Measurements

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 2—Significant Accounting Policies (Continued)

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of investments in Separate Account B is determined using valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”). The three levels of inputs within this hierarchy are described below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

•

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2022.

B.   Investment income

Investment income consists of dividends declared by the Fund and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Fund is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

C.   Federal Income taxes

The operations of Separate Account B are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of Separate Account B to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to Separate Account B for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

D.   Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility.

E.   Investments

Shares of the Fund held by the subaccount of Separate Account B are valued at net asset value (“NAV”) per share of the Fund, which values the underlying investment securities at fair value on a daily basis. The NAV is a Level 1 input within the FASB fair value hierarchy since there is a readily determinable market, there are no restrictions on the Fund’s redemption and sufficient transaction volumes exists. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 3—Investments

At December 31, 2022, investments in Funds in which the subaccounts of Separate Account B invest, were presented using the NAV of the Funds. There were no transfers between the Levels in the FASB fair value hierarchy during the year ended December 31, 2022.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2022 were as follows

Investment Option	Purchases	Sales

Goldman Sachs VIT Government Money Market	$562,346	$(653,847)

Delaware VIP Fund for Income	3,045,628	(2,100,596)

Delaware VIP Growth & Income	42,091,023	(19,924,155)

Delaware VIP Special Situations	10,348,646	(8,409,291)

Delaware VIP International	8,982,230	(3,837,163)

Delaware VIP Growth Equity	9,949,789	(1,945,918)

Delaware VIP Investment Grade	1,119,752	(622,015)

Delaware VIP Limited Duration Bond	284,205	(549,359)

Delaware VIP Opportunity	2,958,345	(794,740)

Delaware VIP Total Return	1,233,318	(481,893)

Delaware VIP Equity Income	8,196,725	(4,181,257)

Note 4—Changes in Units

The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2022 and 2021 were as follow:

	For the period ended December 31, 2022			For the period ended December 31, 2021

ISP and ISP Choice	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)
Goldman Sachs VIT Government Money Market	22,264	(30,044)	(7,780)	25,861	(44,687)	(18,826)
Delaware VIP Fund for Income	1,639	(25,729)	(24,090)	2,680	(31,484)	(28,804)
Delaware VIP Growth & Income	456	(93,370)	(92,914)	427	(104,014)	(103,587)
Delaware VIP Special Situations	237	(45,568)	(45,331)	560	(62,341)	(61,781)
Delaware VIP International	3,392	(49,860)	(46,468)	3,014	(60,395)	(57,381)
Delaware VIP Growth Equity	22,079	(50,557)	(28,478)	21,620	(83,247)	(61,627)
Delaware VIP Investment Grade	7,681	(14,246)	(6,565)	8,812	(15,564)	(6,752)
Delaware VIP Limited Duration Bond	13,605	(51,105)	(37,500)	55,643	(57,334)	(1,691)
Delaware VIP Opportunity	32,923	(23,609)	9,314	29,016	(37,918)	(8,902)
Delaware VIP Total Return	17,601	(24,183)	(6,582)	25,271	(30,144)	(4,873)
Delaware VIP Equity Income	3,722	(61,773)	(58,051)	2,814	(54,570)	(51,756)

The changes in units outstanding for ISP10 Express for the years ended December 31, 2022 and 2021 were as follows:

	For the period ended December 31, 2022			For the period ended December 31, 2021

ISP 10 Express	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)
Goldman Sachs VIT Government Money Market	7,973	(4,589)	3,384	10,912	(5,977)	4,935
Delaware VIP Fund for Income	14,120	(7,137)	6,983	19,807	(7,231)	12,576
Delaware VIP Growth & Income	16,398	(12,752)	3,646	30,498	(9,272)	21,226
Delaware VIP Special Situations	24,199	(7,600)	16,599	16,853	(15,042)	1,811
Delaware VIP International	27,488	(7,153)	20,335	22,785	(5,853)	16,932
Delaware VIP Growth Equity	12,093	(3,602)	8,491	8,336	(5,263)	3,073
Delaware VIP Investment Grade	11,265	(3,250)	8,015	11,387	(4,491)	6,896
Delaware VIP Limited Duration Bond	3,129	(2,834)	295	4,811	(924)	3,887
Delaware VIP Opportunity	35,701	(8,770)	26,931	23,112	(10,874)	12,238

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 4—Changes in Units (Continued)

	For the period ended December 31, 2022			For the period ended December 31, 2021

ISP 10 Express	Units Issued	Units Redeemed	Net increase (decrease)	Units Issued	Units Redeemed	Net increase (decrease)
Delaware VIP Total Return	13,600	(4,920)	8,680	17,662	(5,184)	12,478
Delaware VIP Equity Income	5,011	(5,778)	(767)	8,968	(2,787)	6,181

Note 5—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2022, 2021, 2020, 2019, and 2018 follows:

(a) ISP and ISP Choice:	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Goldman Sachs VIT Government Money Market

2022	158	20.253	3,205	1.54%	0.50%	1.07%

2021	166	20.039	3,327	0.01%	0.50%	(0.49)%

2020	185	20.139	3,669	0.17%	0.50%	(0.33)%

2019	116	20.205	2,315	1.07%	0.50%	0.85%

2018	96	20.036	1,874	1.23%	0.50%	0.74%

Delaware VIP Fund for Income

2022	519	69.533	36,094	5.57%	0.50%	(11.51)%

2021	543	78.574	42,680	5.09%	0.50%	4.36%

2020	572	75.295	42,708	5.82%	0.50%	7.41%

2019	601	70.101	41,805	5.35%	0.50%	12.22%

2018	634	62.469	39,274	5.24%	0.50%	(3.07)%

Delaware VIP Growth & Income

2022	1,721	199.720	343,811	2.27%	0.50%	3.01%

2021	1,814	193.884	351,779	1.80%	0.50%	21.59%

2020	1,918	159.458	303,652	2.00%	0.50%	(0.96)%

2019	2,017	161.001	322,571	1.57%	0.50%	24.97%

2018	2,119	128.828	270,797	1.41%	0.50%	(10.61)%

Delaware VIP Special Situations

2022	949	157.438	149,447	0.71%	0.50%	(12.57)%

2021	995	180.075	179,097	0.87%	0.50%	33.62%

2020	1,056	134.771	141,308	1.67%	0.50%	(2.34)%

2019	1,103	137.998	151,107	0.70%	0.50%	19.76%

2018	1,152	115.231	131,694	0.47%	0.50%	(17.01)%

Delaware VIP International

2022	1,239	65.317	80,922	1.50%	0.50%	(17.75)%

2021	1,285	79.410	102,071	0.96%	0.50%	6.33%

2020	1,343	74.681	99,520	0.00%	0.50%	6.63%

2019	1,409	70.040	97,980	0.77%	0.50%	24.29%

2018	1,475	56.355	82,490	0.82%	0.50%	(12.60)%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 5—Financial Highlights (Continued)

(a) ISP and ISP Choice:	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Delaware VIP Growth Equity

2022	1,261	30.725	38,729	0.00%	0.50%	(26.96)%

2021	1,289	42.068	54,226	0.03%	0.50%	38.54%

2020	1,351	30.366	40,649	0.40%	0.50%	28.85%

2019	1,398	23.567	32,643	0.30%	0.50%	23.73%

2018	1,398	19.047	26,383	0.33%	0.50%	(4.27)%

Delaware VIP Investment Grade

2022	353	36.890	13,023	3.65%	0.50%	(17.48)%

2021	360	44.703	16,074	2.99%	0.50%	(1.22)%

2020	366	45.253	16,427	3.56%	0.50%	11.35%

2019	380	40.640	15,314	3.71%	0.50%	12.06%

2018	392	36.266	14,051	3.82%	0.50%	(2.51)%

Delaware VIP Limited Duration Bond

2022	635	9.709	6,163	2.05%	0.50%	(4.66)%

2021	672	10.184	6,846	2.12%	0.50%	(1.17)%

2020	674	10.305	6,937	2.79%	0.50%	3.27%

2019	665	9.978	6,629	0.63%	0.50%	3.57%

2018	682	9.634	6,556	1.15%	0.50%	(0.71)%

Delaware VIP Opportunity

2022	527	23.458	12,363	0.23%	0.50%	(14.11)%

2021	518	27.312	14,140	1.18%	0.50%	22.51%

2020	527	22.293	11,632	0.66%	0.50%	10.25%

2019	513	20.221	10,283	1.18%	0.50%	29.46%

2018	472	15.619	7,364	0.50%	0.50%	(15.80)%

Delaware VIP Total Return

2022	318	15.828	5,035	2.10%	0.50%	(11.01)%

2021	325	17.785	5,775	2.24%	0.50%	15.78%

2020	330	15.361	5,017	2.09%	0.50%	0.40%

2019	311	15.299	4,716	1.86%	0.50%	18.29%

2018	297	12.933	3,825	1.56%	0.50%	(8.11)%

Delaware VIP Equity Income

2022	887	63.484	56,328	2.29%	0.50%	2.96%

2021	945	61.657	58,286	1.75%	0.50%	21.59%

2020	997	50.709	50,174	2.47%	0.50%	(0.82)%

2019	1,042	51.130	52,892	2.95%	0.50%	22.10%

2018	1,078	41.876	44,711	1.84%	0.50%	(8.87)%

(b) ISP10 Express	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Goldman Sachs VIT Government Money Market

2022	44	8.965	397	1.59%	1.50%	0.05%

2021	41	8.960	366	0.01%	1.50%	(1.49)%

2020	36	9.096	327	0.14%	1.50%	(1.34)%

2019	10	9.219	89	1.10%	1.50%	(0.17)%

2018	8	9.235	75	1.44%	1.50%	(0.28)%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 5—Financial Highlights (Continued)

(b) ISP10 Express	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Delaware VIP Fund for Income

2022	116	12.196	1,410	5.53%	1.50%	(12.39)%

2021	109	13.922	1,512	4.99%	1.50%	3.31%

2020	96	13.476	1,294	5.63%	1.50%	6.32%

2019	91	12.674	1,152	4.97%	1.50%	11.09%

2018	79	11.409	899	4.82%	1.50%	(4.04)%

Delaware VIP Growth & Income

2022	326	22.880	7,459	2.25%	1.50%	1.98%

2021	322	22.436	7,232	1.78%	1.50%	20.37%

2020	301	18.640	5,613	1.91%	1.50%	(1.96)%

2019	261	19.012	4,956	1.46%	1.50%	23.72%

2018	222	15.368	3,405	1.29%	1.50%	(11.52)%

Delaware VIP Special Situations

2022	243	19.244	4,685	0.70%	1.50%	(13.45)%

2021	227	22.234	5,043	0.85%	1.50%	32.27%

2020	225	16.809	3,782	1.60%	1.50%	(3.33)%

2019	183	17.387	3,185	0.63%	1.50%	18.55%

2018	144	14.666	2,118	0.42%	1.50%	(17.85)%

Delaware VIP International

2022	172	13.163	2,258	1.47%	1.50%	(18.57)%

2021	151	16.165	2,444	0.95%	1.50%	5.26%

2020	134	15.357	2,062	0.00%	1.50%	5.55%

2019	120	14.550	1,740	0.72%	1.50%	23.03%

2018	103	11.826	1,215	0.74%	1.50%	(13.48)%

Delaware VIP Growth Equity

2022	87	28.869	2,517	0.00%	1.50%	(27.70)%

2021	79	39.928	3,142	0.03%	1.50%	37.15%

2020	76	29.114	2,202	0.39%	1.50%	27.55%

2019	70	22.825	1,602	0.28%	1.50%	22.49%

2018	57	18.635	1,065	0.30%	1.50%	(5.24)%

Delaware VIP Investment Grade

2022	62	10.082	624	3.56%	1.50%	(18.30)%

2021	54	12.341	665	2.95%	1.50%	(2.21)%

2020	47	12.620	593	3.40%	1.50%	10.23%

2019	43	11.449	489	3.50%	1.50%	10.93%

2018	37	10.321	387	3.53%	1.50%	(3.50)%

Delaware VIP Limited Duration Bond

2022	23	8.908	208	2.07%	1.50%	(5.62)%

2021	23	9.439	217	2.06%	1.50%	(2.17)%

2020	19	9.648	185	2.70%	1.50%	2.23%

2019	17	9.437	160	0.58%	1.50%	2.53%

2018	14	9.205	128	1.70%	1.50%	(1.72)%

Delaware VIP Opportunity

2022	307	21.191	6,509	0.22%	1.50%	(14.97)%

2021	280	24.923	6,984	1.15%	1.50%	21.28%

2020	268	20.550	5,507	0.65%	1.50%	9.13%

2019	236	18.830	4,437	1.15%	1.50%	28.16%

2018	194	14.693	2,857	0.48%	1.50%	(16.65)%

FIRST INVESTORS LIFE

LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 5—Financial Highlights (Continued)

(b) ISP10 Express	At December 31,			For the periods ended December 31,
	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Delaware VIP Total Return

2022	129	14.298	1,844	2.08%	1.50%	(11.90)%

2021	120	16.230	1,952	2.17%	1.50%	14.62%

2020	108	14.159	1,526	2.00%	1.50%	(0.61)%

2019	91	14.246	1,300	1.76%	1.50%	17.10%

2018	75	12.166	914	1.49%	1.50%	(9.04)%

Delaware VIP Equity Income

2022	71	22.228	1,583	2.26%	1.50%	1.93%

2021	72	21.807	1,570	1.72%	1.50%	20.37%

2020	66	18.117	1,192	2.35%	1.50%	(1.83)%

2019	55	18.454	1,024	2.74%	1.50%	20.87%

2018	47	15.267	715	1.67%	1.50%	(9.79)%

1. These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2. These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

3. These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4. These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

Note 6—Mortality and Expense Risks and Deductions

Mortality and expense risk charges vary by product. In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, NNY deducts an amount equal on an annual basis to 0.50% of the daily net asset value of each subaccount for ISP and ISP Choice. Both ISP Choice 15 and ISP Choice Whole Life will assume a charge reduction from 0.50% to 0.25% after the conclusion of the 15th and 20th year, respectively. For ISP10 Express, NNY deducts an amount equal on an annual basis to 1.50% of the daily net asset value of each subaccount. This deduction is assessed through a reduction of unit values.

Separate Account B is also charged monthly by NNY for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

There is a 15-year surrender charge period on both ISP Choice 15 and ISP Choice Whole Life. This charge is calculated based upon each $1,000 of face amount surrendered or partially surrendered and may vary with the age and sex of the insured. It is assessed through the redemption of units.

Note 7—Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Level Premium Variable Life Insurance Separate Account B:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise First Investors Life Level Premium Variable Life Insurance Separate Account B (the Separate Account) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 14, 2023

KPMG LLP. a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited. a private English company limited by guarantee.

Appendix

Goldman Sachs VIT Government Money Market

Delaware VIP Fund for Income

Delaware VIP Growth & Income

Delaware VIP Special Situations

Delaware VIP International

Delaware VIP Growth Equity

Delaware VIP Investment Grade

Delaware VIP Limited Duration Bond

Delaware VIP Opportunity

Delaware VIP Total Return

Delaware VIP Equity Income

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, 11th Floor

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2022 The Nassau Companies of New York	12-22

PART C

OTHER INFORMATION

Item 30. Exhibits

(a)

Resolution of the Board of Directors of First Investors Life Insurance Company establishing First Investors Life Level Premium Variable Life Insurance (Separate Account B) (the “Separate Account” or the “Registrant”).[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[5]

(3)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[5]

(d)	Specimen Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in the Separate Account.[1]

(e)	Form of application used with contracts provided in response to (d) above.[3]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of Nassau Life Insurance Company (“NNY” or the “Depositor”).[5]

(2)	By-laws of NNY.[5]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[5]

(g)	Not applicable.

(h)	(1) Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[5]

(2) Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement). [6]

(i)	(1) Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[5]

(2) Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon is incorporated by reference to to Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-239739), filed via EDGAR on April 29, 2022.

(j)	None.

(k)	Opinion and consent of counsel.[5]

(l)	Not applicable.

(m)	Not applicable.

(n)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)

Memorandum regarding procedures for which Foresters Life Insurance and Annuity Company and the Separate Account claim exemption pursuant to Rule 6e-2(b)(12)(ii) under the Investment Company Act of 1940.[4]

(r)	Not applicable.

(s)	Powers of Attorney

(1)

Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer, Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-239739), filed via EDGAR on April 29, 2022.

(2)	Powers of attorney for Phillip J. Gass and Christine Janofsky - FILED HEREWITH

[1]	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on May 19, 1997.
[2]	Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on April 28, 2011.
[3]	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 (File Nos. 002-98410; 811-04328) filed by the Registrant on April 28, 1998.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-6 (File Nos. 002-98410, 811-04328) filed by the Registrant on April 26, 2018.
[5]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-239739, 811-04328) filed by the Registrant on July 8, 2020.
[6]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-239739, 811-04328) filed by the Registrant on April 30, 2021.

Item 31. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, 06102-5056.

Name	Positions and Offices with Depositor

Phillip Gass	President, Chief Executive Officer and Director

Thomas Buckingham	Vice President, Chief Growth Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

David Czerniecki	Vice President, Chief Investment Officer

Thomas Williams	Director

Leanne Bell	Director

Kevin Gregson	Director

Leland Launer	Director

Christine Janofsky	Vice President, Chief Financial Officer and Treasurer

Jacqueline Bamman	Vice President and Chief People Officer

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President and Actuary

Jan Buchsbaum	Vice President, and Chief Product Officer

Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President, Assistant Secretary and Chief Compliance Officer

Steve L. Carlton	Vice President

Michael Donovan	Vice President and Chief Actuary

David Monroe	Vice President and Chief Accounting Officer

John Murphy	Vice President and Corporate Auditor

Vernon Young	Vice President and Group Chief Risk Officer

Susan Zophy	Vice President, Chief Service Officer

Paul Tyler	Chief Marketing Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Deputy Chief Compliance Officer and Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

John McKeown	Assistant Treasurer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group L.P. (Cayman) (Individuals) [Contract]

Nassau Financial Group L.P. (Cayman) [Contract]

Nassau Asset Management LLC (Delaware) [100%]

Nassau CorAmerica LLC (Delaware) [100%]

Nassau CorAmerica Loan Company LLC (Delaware) [100%]

Nassau CorAmerica Advisors LLC (Delaware) [100%]

Nassau Corporate Credit LLC (Delaware) [100%]

NCC CLO Manager LLC (Delaware) [100%]

NCC Management LLC (Delaware) [100%]

Nassau Private Credit LLC (Delaware) [100%]

Nassau Private Credit GP LLC (Delaware) [100%]

Nassau Private Credit Onshore Fund LP (Delaware) [Contract]

Nassau Private Credit Master Fund LP (Kentucky) [Contract]

Nassau Private Credit Offshore Fund LP (Kentucky) [Contract]

NPC SGP LLC (Delaware) [100%]

Nassau NCC Blocker (UK) Ltd. (Cayman) [100%]

NCC Management (UK) Ltd. (Great Britain) [100%]

Nassau Corporate Credit (UK) LLP (Great Britain0 [99%]

Nassau Alternative Investments LLC (Delaware) [100%]

NAMCO Services LLC (Delaware) [100%]

Nassau Distribution Holdco, LLC

NSRE Saybrus Holdings, LLC (Delaware) [100%]

Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]

Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]

The Nassau Companies (Delaware) [100%]

Nassau Life and Annuity Company (Connecticut) [100%]

Lynbrook Re, Inc. (Vermont) [100%]

Nassau Life Insurance Company of Kansas (Kansas) [100%]

Sunrise Re, Inc. (Vermont) [100%]

Nassau Re/Imagine LLC

The Nassau Companies of New York (Delaware) [100%]

Nassau CLO SPV-I LLC (Delaware) [56%] (2)

Nassau CLO SPV-II LLC (Delaware) [54.34%] (3)

Nassau Employee Co-Invest Fund I LLC (Delaware) [51%] (4)

Nassau Life Insurance Company [100%]

PM Holdings, Inc. (Connecticut) [100%]

Phoenix Founders, Inc. (Connecticut) [100%]

Nassau 2019 CFO LLC (Delaware) [76.73%] (5)

Nassau 2019 CFO Fund LLC (Delaware) [100%]

Foresters Financial Holding Company, Inc.(DE) [100%]

Nassau Reinsurance LLC (Delaware) [100%]

NSRE BD Holdco LLC (Delaware) [100%]

1851 Securities, Inc. (Delaware) [100%]

Item 33. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; and Nassau Life and Annuity Variable Universal Life Account. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter

Stephen Anderson	President, Chief Compliance Officer and Director

Thomas Buckingham	Chairperson and Director

Susan Guazzelli	Vice President, Treasurer and Director

Ping Shao	Secretary

Peter Hosner, Jr.	Chief Financial Officer and Director

(c)

The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the policies supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

NNY represents that the fees and charges deducted under the policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NNY under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on this 28th day of April, 2023.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B)
(Registrant)

By: /s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Phillip Gass	President, Chief Executive Officer	April 28, 2023
Phillip Gass*	and Director

/s/ Christine Janofsky	Chief Financial Officer,	April 28, 2023
Christine Janofsky*	Vice President and Treasurer

/s/ David Monroe	Chief Accounting Officer	April 28, 2023
David Monroe*	and Vice President

/s/ Leanne Bell	Director	April 28, 2023
Leanne Bell*

/s/ Kevin Gregson	Director	April 28, 2023
Kevin Gregson*

/s/ Thomas Williams	Director	April 28, 2023
Thomas Williams*

/s/ Leland Launer	Director	April 28, 2023
Leland Launer*

/s/ Thomas Buckingham	Chief Growth Officer and	April 28, 2023
Thomas Buckingham*	Director

/s/ Kostas Cheliotis	Vice President, General Counsel,	April 28, 2023
Kostas Cheliotis	Secretary and Director

By:	/s/ Kostas Cheliotis
*Kostas Cheliotis (Attorney-in-Fact pursuant to powers of attorney filed herewith)
Date: April 28, 2023

INDEX OF EXHIBITS

Exhibit Number	Description

(n)	Consents of Independent Registered Public Accounting Firm

(s)(2)	Powers of attorney for Phillip J. Gass and Christine Janofsky